Exhibit 10.101
EXECUTION VERSION

INTERPACE FUNDING LLC,
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
_______________________________

BASE INDENTURE
Dated as of December 30, 2025
_______________________________
Rental Car Asset Backed Notes
(Issuable in Series)

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TABLE OF CONTENTS

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(ii)

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(iii)

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(iv)

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SCHEDULES AND EXHIBITS
SCHEDULE 1    DEFINITIONS LIST
EXHIBIT A-1    FORM OF TRANSFER CERTIFICATE
EXHIBIT A-2    FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL NOTE TO TEMPORARY GLOBAL NOTE
EXHIBIT A-3    FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL NOTE TO PERMANENT GLOBAL NOTE
EXHIBIT A-4    FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM TEMPORARY GLOBAL NOTE TO RESTRICTED GLOBAL NOTE
EXHIBIT B    FORM OF CLEARING SYSTEM CERTIFICATE
EXHIBIT C    FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP
EXHIBIT D    FORM OF MONTHLY CERTIFICATE
EXHIBIT E    FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

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BASE INDENTURE, dated as of December 30, 2025, between INTERPACE FUNDING LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“Interpace Funding”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) (the “Base Indenture”).
W I T N E S S E T H:
WHEREAS, Interpace Funding has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of one or more series of Interpace Funding’s Rental Car Asset Backed Notes (the “Notes”), issuable as provided in this Indenture; and
WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of Interpace Funding, enforceable in accordance with its terms, have been done, and Interpace Funding proposes to do all the things necessary to make the Notes, when executed by Interpace Funding and authenticated and delivered by the Trustee hereunder and duly issued by Interpace Funding, the legal, valid and binding obligations of Interpace Funding as hereinafter provided;
NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders, as follows:
ARTICLE 1.

DEFINITIONS, INCORPORATION BY REFERENCE AND CONSTRUCTION
Section 1.1.    Definitions. Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule I (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

Section 1.2.    Cross-References. Unless otherwise specified, references in this Indenture and in each other Related Document to any Article or Section are references to such Article or Section of this Indenture or such other Related Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3.    Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP applied on a consistent basis. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

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Section 1.4.    Rules of Construction. In this Indenture, unless the context otherwise requires:
(i)    the singular includes the plural and vice versa;
(ii)    reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;
(iii)    reference to any gender includes the other gender;
(iv)    reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;
(v)    “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;
(vi)    with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and
(vii)    “or” is not exclusive.
Section 1.5.    Other Definitional Provisions.
(i)    All terms defined in this Indenture or any Supplement shall have such defined meanings when used in any certificate or document made or delivered pursuant hereto unless otherwise defined therein.

(ii)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and Section, subsection, Schedule and Exhibit references contained in this Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Indenture unless otherwise specified.
ARTICLE 2.

THE NOTES
Section 2.1.    Designation and Terms of Notes. Each Series of Notes shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by Interpace Funding. All Notes of any Series shall, except as specified in the related Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture and the applicable Supplement. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. The Notes of each Series shall be issued in the minimum denominations, if any, set forth in the applicable Supplement.

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Section 2.2.    Notes Issuable in Series. The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Supplement. Notes of a new Series may from time to time be executed by Interpace Funding and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by the Trustee of a Company Request at least two (2) Business Days (or such shorter period as is acceptable to the Trustee) in advance of the related Series Closing Date and upon delivery by Interpace Funding to the Trustee, and receipt by the Trustee, of the following:
(a)    a Company Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Trustee and specifying the designation of such new Series, the aggregate principal amount of Notes of such new Series to be authenticated and the Note Rate (or the method for allocating interest payments or other cash flow) with respect to such new Series;
(b)    a Supplement in form satisfactory to the Trustee executed by Interpace Funding and the Trustee and specifying the Principal Terms of such new Series;
(c)    the related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;
(d)    written confirmation that the Rating Agency Confirmation Condition shall have been satisfied with respect to such issuance;
(e)    an Officer’s Certificate of Interpace Funding dated as of the applicable Series Closing Date to the effect that (1) no Amortization Event, Aggregate Asset Amount Deficiency, Enhancement Agreement Event of Default, if applicable, Enhancement Deficiency, Operating Lease Vehicle Deficiency, Operating Lease Event of Default, Potential Amortization Event, Potential Enhancement Agreement Event of Default or Potential Operating Lease Event of Default is continuing or will occur as a result of the issuance of the new Series of Notes, (ii) the issuance of the new Series of Notes will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which Interpace Funding is a party or by which it or its property is bound or any order of any court or administrative agency entered in any suit, action or other judicial or administrative proceeding to which Interpace Funding is a party or by which it or its property may be bound or to which it or its property may be subject, and (iii) all conditions precedent provided in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with;
(f)    unless otherwise specified in the related Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the applicable Series Closing Date, substantially to the effect that or relating to:
(i)    (A) for U.S. federal income tax purposes, as of the date of issuance of a new Series of Notes, Interpace Funding will not be classified as an

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association or publicly traded partnership, in either case, taxable as a corporation and (B) the issuance of such new Series of Notes will not, solely as a result of such issuance, cause any outstanding Series of Notes that were characterized as debt for Federal income tax purposes at the time of their issuance to fail to be so characterized;
(ii)    all instruments furnished to the Trustee conform in all material respects to the requirements of this Base Indenture and the related Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Trustee to authenticate and deliver the new Series of Notes, and all conditions precedent provided for in this Base Indenture and the related Supplement with respect to the authentication and delivery of the new Series of Notes have been complied with in all material respects;
(iii)    (x) Interpace Funding is duly organized under the jurisdiction of its formation and has the power and authority to execute and deliver the related Supplement, this Base Indenture and each other Related Document to which it is a party and to issue the new Series of Notes and (y) ABCR, each Lessee and each Permitted Sublessee is duly incorporated in the jurisdiction of its incorporation and, as of the date of this Indenture, has the corporate power and authority to execute and deliver each of the Related Documents to which it is a party;
(iv)    the related Supplement, this Base Indenture, the Operating Lease and each of the other Related Documents to which Interpace Funding, ABCR or any Permitted Sublessee is a party have been duly authorized, executed and delivered by Interpace Funding, ABCR or any Permitted Sublessee, as the case may be;
(v)    the new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Supplement, will constitute valid, binding and enforceable obligations of Interpace Funding entitled to the benefits of this Base Indenture and the related Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;
(vi)    this Base Indenture, the related Supplement and each of the other Related Documents to which Interpace Funding, ABCR or any Permitted Sublessee is a party are legal, valid and binding agreements of Interpace Funding, ABCR or any Permitted Sublessee, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;
(vii)    Interpace Funding is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act, and this Base Indenture and the

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related Supplement are not required to be registered under the Trust Indenture Act;
(viii)    the offer and sale of the new Series of Notes is not required to be registered under the Securities Act;
(ix)    (A) the validity, perfection and priority of security interests created under the Related Documents, (B) the nature of the Operating Lease as a “true lease” and not as a financing arrangement, (C) the analysis of substantive consolidation of the assets of Interpace Funding with the assets of Interpace Ventures in the event of the insolvency of Interpace Ventures, (D) there being no pending or threatened litigation which, if adversely determined, would materially and adversely affect the ability of Interpace Funding to perform its obligations under any of the Related Documents, and (E) the absence of any conflict with or violation of any court decree, injunction, writ or order applicable to Interpace Funding or any breach or default of any indenture, agreement or other instrument as a result of the issuance of such Series of Notes by Interpace Funding; and
(x)    such other matters as the Trustee may reasonably require;
(g)    executed counterparts of the Operating Lease, duly executed by the applicable parties thereto;
(h)    evidence that each of the parties to the Related Documents and each party to any Swap Agreement (other than any interest rate cap agreement) outstanding as of the date thereof has covenanted and agreed that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against Interpace Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;
(i)    evidence of the grant by Interpace Funding to the Trustee of a first-priority security interest in and to the Collateral;
(j)    evidence that Interpace Funding has caused or is causing all filings (including filing of financing statements on form UCC-l) and recordings have been accomplished as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of the Trustee in the Collateral for the benefit of the Secured Parties (except, as to perfection, with respect to Vehicles); and
(k)    such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.
Upon satisfaction of such conditions, the Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by Interpace Funding.

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Section 2.3.    Supplement For Each Series. In conjunction with the issuance of a new Series, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which shall include, as applicable: (i) its name or designation, (ii) the aggregate principal amount of Notes of such Series to be issued or the method for determining the aggregate principal amount of Notes if such Series will have a variable principal amount, (iii) the Note Rate (or the method for calculating such Note Rate) with respect to such Series, (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Collections with respect to such Series and the method by which the principal amount of Notes of such Series shall amortize or accrete, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (vii) the terms of any Enhancement, (viii) the Enhancement Provider, if any, (ix) whether the Notes may be issued in bearer form and any limitations imposed thereon, (x) the Series Termination Date, (xi) whether the Notes will be issued in multiple classes and, if so, the method of allocating Collections among such classes and (xii) any other relevant terms of such Series of Notes that do not (subject to Article 12 hereof) change the terms of any Outstanding Series of Notes or otherwise materially conflict with the provisions of this Indenture (all such terms, the “Principal Terms” of such Series);
Section 2.4.    Execution and Authentication. (a) An Authorized Officer shall sign the Notes for Interpace Funding by manual, facsimile or electronically scanned signature. If an Authorized Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.
(b)    At any time and from time to time after the execution and delivery of this Indenture, Interpace Funding may deliver Notes of any particular Series executed by Interpace Funding to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee, in accordance with such Company Order and this Indenture, shall authenticate and deliver such Notes.
(c)    No Note shall be entitled to any benefit under this Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by the Trustee by the manual signature of a Trust Officer. Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Indenture. The Trustee may appoint an authenticating agent acceptable to Interpace Funding to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Interpace Funding or an Affiliate of Interpace Funding. The Trustee’s certificate of authentication shall be in substantially the following form:
This is one of the Notes of a series issued under the within mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

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By:________________________________
Authorized Signatory
(d)    Each Note shall be dated and issued as of the date of its authentication by the Trustee.
(e)    Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by Interpace Funding, and Interpace Funding shall deliver such Note to the Trustee for cancellation as provided in Section 2.14 together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by Interpace Funding, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.
Section 2.5.    Form of Notes; Book Entry Provisions; Title.
(a)    Restricted Global Note. If provided for in an applicable Supplement, any Series of Notes (other than any Series of Alternative Funding Notes), or any class of such Series, to be issued in the United States will be in registered form and sold initially to “institutional accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each an “Institutional Accredited Investor”) in reliance on an exemption from the registration requirements of the Securities Act and thereafter (i) to “qualified institutional buyers” (each a “Qualified Institutional Buyer”) within the meaning of, and in reliance on, Rule 144A under the Securities Act (“Rule 144A”), (ii) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and as provided in the applicable Supplement and prior to any such sale, each such purchaser shall be deemed to have represented and agreed as follows:
(1)    It is an Institutional Accredited Investor and is acquiring the Notes for its own institutional account or for the account of an Institutional Accredited Investor;
(2)    It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;

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(3)    It understands that the Notes will bear a legend substantially as set forth in Section 2.10(a); and
(4)    It acknowledges that the Trustee, Interpace Funding, any underwriter, each Placement Agent for such Series of Notes and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements. If it is acquiring any Notes for the account of one or more Institutional Accredited Investors, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.
In addition, such purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee, Interpace Funding or any Placement Agent for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Such Series of Notes (other than any Series of Alternative Funding Notes) shall be issued in the form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Note”), substantially in the form set forth in the applicable Supplement, with such legends as may be applicable thereto, which shall be deposited on behalf of the subscribers for the Notes represented thereby with a custodian for DTC, and registered in the name of DTC or a nominee of DTC, duly executed by Interpace Funding and authenticated by the Trustee as provided in Section 2.4 for credit to the accounts of the subscribers at DTC. The aggregate initial principal amount of a Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.
(b)    Temporary Global Note; Permanent Global Note. Any Series of Notes (other than any Series of Alternative Funding Notes), or any class of such Series, offered and sold outside of the United States will be offered and sold in reliance on Regulation S (“Regulation S”) under the Securities Act and shall initially be issued in the form of one or more temporary global Notes (each, a “Temporary Global Note”) in fully registered form without interest coupons substantially in the form set forth in the applicable Supplement with such legends as may be applicable thereto, registered in the name of DTC or a nominee of DTC, duly executed by Interpace Funding and authenticated by the Trustee as provided in Section 2.4, for credit to the subscribers’ accounts at Euroclear Bank S.A./N.V., as operator of Euroclear, or Clearstream. Interests in a Temporary Global Note will be exchangeable, in whole or in part, for interests in a permanent global note (a “Permanent Global Note”) in fully registered form without interest coupons, representing Notes of the same Series, substantially in the form set forth in the applicable Supplement, in accordance with the provisions of the Temporary Global Note and this Indenture. Beneficial interests in a Temporary Global Note may only be held by the agent members of Euroclear and Clearstream. The aggregate initial principal amount of the Temporary Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.

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(c)    Alternative Funding Notes. Any Series of variable, amortizing or alternative funding notes shall initially be sold to investors in reliance on an exemption from the registration requirements of the Securities Act. Any such Series of Notes shall be issued in the form of one or more variable, amortizing or alternative funding notes (each, an “Alternative Funding Note”) in either (i) fully registered form without interest coupons substantially in the form set forth in the applicable Supplement with such legends as may be applicable thereto, duly executed by Interpace Funding and authenticated by the Trustee as provided in Section 2.4 or (ii) uncertificated form without interest coupons substantially in the form set forth in the applicable Supplement. The aggregate outstanding principal amount of a Series of Alternative Funding Notes may from time to time be increased or decreased in accordance with the applicable Supplement.
Section 2.6.    Registrar and Paying Agent. (a) Interpace Funding shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a)) (“Paying Agent”) at whose office or agency Notes may be presented for payment. The Registrar, on behalf of the Issuer, shall keep a register of the Notes and of their transfer and exchange (the “Note Register”) for any Series of Notes other than as set forth in the applicable Supplement. Interpace Funding may appoint one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent and the term “Registrar” includes any co-registrars. Interpace Funding may change any Paying Agent or Registrar without prior notice to any Noteholder. Interpace Funding shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. The Trustee is hereby initially appointed as the Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.
(b)    Interpace Funding shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agency agreement shall implement the provisions of this Indenture that relate to such Agent. Interpace Funding shall notify the Trustee in writing of the name and address of any such Agent. If Interpace Funding fails to maintain a Registrar or Paying Agent and a Trust Officer has actual knowledge of such failure, or if Interpace Funding fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Indenture, until Interpace Funding shall appoint a replacement Registrar and Paying Agent.
Section 2.7.    Paying Agent to Hold Money in Trust. (a) Interpace Funding will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:
(i)    hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

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(ii)    give the Trustee notice of any default by Interpace Funding (or any other obligor under the Notes) of which it (or, in the case of the Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;
(iii)    at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;
(iv)    immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and
(v)    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.
(b)    Interpace Funding may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(c)    Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent or a Clearing Agency in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to Interpace Funding on Company Request. The Holder of such Note shall thereafter, as an unsecured general creditor, look only to Interpace Funding for payment thereof (but only to the extent of the amounts so paid to Interpace Funding), and all liability of the Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; provided, however, that the Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of Interpace Funding cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and London and Luxembourg (if the related Series of Notes has been listed on the Luxembourg Stock Exchange), if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to Interpace Funding. The Trustee may also adopt and employ, at the expense of Interpace Funding, any other reasonable means of notification of such repayment.
Section 2.8.    Noteholder List. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Trustee is not the Registrar, Interpace Funding shall furnish to the Trustee at least seven (7) Business Days before each Distribution Date (or such

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shorter period as is acceptable to the Trustee) and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders of each Series of Notes.
Section 2.9.    Transfer and Exchange. (a) When Notes of any particular Series are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations of the same Series, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met; provided, however, that the Notes surrendered for transfer or exchange (x) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to Interpace Funding and the Registrar, duly executed by the holder thereof or its attorney, duly authorized in writing and (y) shall only be transferred or exchanged in compliance with this Section 2.9.

(b)    Except as otherwise provided in Section 2.18, the Trustee or the Registrar shall not register the exchange of interests in a Note for a Definitive Note. In the event that a Restricted Global Note is exchanged for Definitive Notes pursuant to Section 2.18, exchanges and transfers of such Definitive Notes shall be made only in accordance with this Section 2.9(b).
(i)    (A) If a Definitive Note is being acquired for the account of a Holder of a beneficial interest in a Restricted Global Note without transfer, the Registrar shall receive a certification from such Holder to that effect (in substantially the form of Exhibit A-1 hereto); or
(B)    If such Definitive Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, the Registrar shall receive a certification to that effect (in substantially the form of Exhibit A-l hereto); or
(C)    If such Definitive Note is being transferred pursuant to an exemption from registration in accordance with Regulation S, the Registrar shall receive a certification to that effect (in substantially the form of Exhibit A-1 hereto); or
(D)    If such Definitive Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, the Registrar shall receive a certification to that effect (in substantially the form of Exhibit A-1 hereto) and an opinion of counsel in form and substance acceptable to Interpace Funding and to the Registrar to the effect that such transfer is in compliance with the Securities Act.
(ii)    The Trustee shall not register the exchange of interests in a Note for a Definitive Note or the transfer of or exchange of a Definitive Note during the period beginning on any Record Date and ending on the next following Distribution Date.
(c)    So long as a Book-Entry Note remains outstanding and is held by or on behalf of a Clearing Agency, transfers of such Book-Entry Note, in whole or in part, or interests therein, shall only be made in accordance with this Section 2.9(c).

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(i)    Transfers of Book-Entry Notes. Subject to clauses (iii) and (iv) of this Section 2.9(c), transfers of a Book-Entry Note shall be limited to transfers of such Book-Entry Note in whole, but not in part, to nominees of the applicable Clearing Agency or to a successor Clearing Agency or such successor Clearing Agency’s nominee.
(ii)    Transfers of Interests in Restricted Global Notes. If interests in a Restricted Global Note are being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, each such transferee shall be deemed to have represented and agreed as follows:
(A)    It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer;
(B)    It understands that the Notes purchased by it will be offered, and may be transferred, only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Notes, such Notes may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is a qualified institutional buyer (as defined in Rule l44A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (b) outside the United States to a non-U.S. Person (as such term is defined in Regulation S of the Securities Act) in a transaction in compliance with Regulation S of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act or (d) in reliance on another exemption under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States;
(C)    It understands that the Notes will bear a legend substantially as set forth in Section 2.10(a); and
(D)    It acknowledges that the Trustee, Interpace Funding, each Placement Agent for such Series of Notes, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.
In addition, such transferee shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee, Interpace Funding or any Placement Agent for such Series of Notes, to support the truth and accuracy of the foregoing acknowledgements, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.

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(iii)    Temporary Global Note to Permanent Global Note. Interests in a Temporary Global Note as to which the Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C from the holder of a beneficial interest in such Note, will be exchanged, on and after the 40th day after the completion of the distribution of the relevant Series (the “Exchange Date”), for interests in a Permanent Global Note. To effect such exchange Interpace Funding shall execute and the Trustee shall authenticate and deliver to Euroclear or Clearstream, as applicable, for credit to the respective accounts of the holders of Notes, a duly executed and authenticated Permanent Global Note, representing the principal amount of interests in the Temporary Global Note initially exchanged for interests in the Permanent Global Note. The delivery to the Trustee by Euroclear or Clearstream of the certificate or certificates referred to above may be relied upon by Interpace Funding and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Global Note. Upon any exchange of interests in a Temporary Global Note for interests in a Permanent Global Note, the Trustee shall endorse the Temporary Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse the Permanent Global Note to reflect the corresponding increase in the amount represented thereby. The Temporary Global Note or the Permanent Global Note shall also be endorsed upon any cancellation of principal amounts upon surrender of Notes purchased by Interpace Funding or any of its respective subsidiaries or affiliates or upon any repayment of the principal amount represented thereby or any payment of interest in respect of such Notes.
(iv)    Restricted Global Note to Temporary Global Note Prior to the Exchange Date. If, prior to the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Temporary Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Global Note. Upon receipt by the Trustee as Transfer Agent (“Transfer Agent”) of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Trustee as Transfer Agent to credit or cause to be credited a beneficial interest in the Temporary Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit A-2 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Transfer Agent shall instruct DTC to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Temporary Global Note by the aggregate principal amount of the

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beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Global Note equal to the reduction in the principal amount of the Restricted Global Note.
(v)    Restricted Global Note to Permanent Global Note After the Exchange Date. If, after the Exchange Date, a holder of a beneficial interest in the Restricted Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Global Note, or to transfer its interest in such Restricted Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Global Note, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Global Note. Upon receipt by the Transfer Agent of (1) instructions given in accordance with DTC’s procedures from an agent member directing the Trustee to credit or cause to be credited a beneficial interest in the Permanent Global Note in an amount equal to the beneficial interest in the Restricted Global Note to be exchanged or transferred, (2) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (3) a certificate in the form of Exhibit A-3 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes (A) and pursuant to and in accordance with Regulation S or (B) and that the Note being exchanged or transferred is not a “restricted security” as defined in Rule 144, the Trustee shall instruct DTC to reduce the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Permanent Global Note by the aggregate principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Permanent Global Note equal to the reduction in the principal amount of the Restricted Global Note.
(vi)    Temporary Global Note to Restricted Global Note. If a holder of a beneficial interest in the Temporary Global Note registered in the name of DTC or its nominee wishes at any time to exchange its interest in such Temporary Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of (1) instructions from Euroclear or Clearstream or DTC, as the case may be, directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Global Note to be exchanged or transferred, such instructions to contain

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information regarding the agent member’s account with DTC to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Global Note after the Exchange Date, information regarding the agent member’s account with DTC to be debited with such decrease, and (2) with respect to an exchange or transfer of an interest in the Temporary Global Note for an interest in the Restricted Global Note prior to the Exchange Date, a certificate in the form of Exhibit A-4 attached hereto given by the holder of such beneficial interest and stating that the Person transferring such interest in the Temporary Global Note reasonably believes that the Person acquiring such interest in the Restricted Global Note is a Qualified Institutional Buyer and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Trustee, as the case may be, shall instruct DTC to reduce the Temporary Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be exchanged or transferred, and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Temporary Global Note.
(vii)    Permanent Global Note to Restricted Global Note. If a holder of a beneficial interest in the Permanent Global Note wishes at any time to exchange its interest in such Permanent Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Permanent Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of instructions from Euroclear or Clearstream or DTC, as the case may be, directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Permanent Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with DTC to be credited with such increase, and information regarding the agent member’s account with DTC to be debited with such decrease, Euroclear or Clearstream or the Trustee, as the case may be, shall instruct DTC to reduce the Permanent Global Note by the aggregate principal amount of the beneficial interest in the Permanent Global Note to be exchanged or transferred, and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Permanent Global Note.
(d)    Transfers of Alternative Funding Notes. An Alternative Funding Note shall not be transferable except in the limited circumstances, if any, described in the applicable Supplement; provided, however, that an Alternative Funding Note may be pledged as security (and transferred) in accordance with the terms described in the applicable Supplement.

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(e)    Taxes or Other Governmental Charges. Interpace Funding or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Notes. No service charge shall be made for any such transaction.
(f)    Information for Luxembourg Agent. If the Notes are listed on the Luxembourg Stock Exchange, the Trustee or the Luxembourg Agent, as the case may be, shall send to Interpace Funding upon any transfer or exchange of any Note information reflected in the copy of the register for the Notes maintained by the Registrar or the Luxembourg Agent, as the case may be.
(g)    Authentication of Notes. To permit registrations of transfers and exchanges, Interpace Funding shall execute and the Trustee shall authenticate Notes, subject to such rules as the Trustee may reasonably require. No service charge to the Noteholder shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Registrar may require payment of a sum sufficient to cover any transfer tax or similar government charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.13 hereof in which event the Registrar will be responsible for the payment of any such taxes).
(h)    Notes as Valid Obligations of Interpace Funding. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Interpace Funding, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
(i)    Ownership of Notes. Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and Interpace Funding may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, any Agent nor Interpace Funding shall be affected by notice to the contrary.
(j)    Deemed ERISA Representation. Unless otherwise provided in a Supplement with respect to a Series of Notes, by its acceptance of a Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that its purchase and holding of the Note will not, throughout the term of its holding an interest therein, constitute a non-exempt “prohibited transaction” under Section 406(a) of ERISA or Section 4975 of the Code or a non-exempt violation of any Similar Law.
Section 2.10.    Legending of Notes. (a) Unless otherwise provided for in a Supplement and except as permitted by the last paragraph of this Section 2.10(a), each Note (other than any Alternative Funding Note) issued on or after the date hereof shall bear a legend in substantially the following form:
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE,

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AGREES FOR THE BENEFIT OF INTERPACE FUNDING LLC (THE “COMPANY”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF SUCH CERTIFICATES AND OTHER DOCUMENTS AS THE TRUSTEE MAY REQUIRE UNDER THE INDENTURE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
Upon any transfer, exchange or replacement of Notes bearing such legend, or if a request is made to remove such legend on a Note, the Notes so issued shall bear such legend, or such legend shall not be removed, as the case may be, unless there is delivered to Interpace Funding and the Trustee, such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by Interpace Funding that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S. Upon provision of such satisfactory evidence, the Trustee, at the direction of Interpace Funding, shall authenticate and deliver a Note that does not bear such legend.
(b)    Unless otherwise provided for in a Supplement, each Alternative Funding Note issued on or after the date hereof shall bear a legend in substantially the following form:
THIS ALTERNATIVE FUNDING NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF INTERPACE FUNDING LLC (THE “COMPANY”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS ALTERNATIVE FUNDING NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.
Section 2.11.    Replacement Notes. (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft

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of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold Interpace Funding, each Enhancement Provider and the Trustee harmless then, in the absence of notice to Interpace Funding, the Registrar or the Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit Interpace Funding to impose reasonable requirements) are met, Interpace Funding shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Note, Interpace Funding may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, Interpace Funding and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by Interpace Funding or the Trustee in connection therewith.
(b)    Upon the issuance of any replacement Note under this Section 2.11, Interpace Funding may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.
(c)    Every replacement Note issued pursuant to this Section 2.11 in replacement of any mutilated, destroyed, lost or stolen Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
(d)    The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 2.12.    Treasury Notes. In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by Interpace Funding or any Affiliate of Interpace Funding shall be considered as though they are not Outstanding, except that (i) for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which the Trustee has received written notice of such ownership shall be so disregarded and (ii) solely for the purpose of determining whether the Holders of the required principal amount of Notes of any particular Series have concurred in any direction, waiver or consent required of the Holders of the Notes of such Series, Notes owned by an Affiliate of Interpace Funding shall be deemed Outstanding if, and only if, all Notes of such Series are owned by Affiliates of Interpace Funding. Absent written notice to the Trustee of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual beneficial owners of the Notes.

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Section 2.13.    Temporary Notes. (a) Pending the preparation of Definitive Notes issued under Section 2.18 hereof, Interpace Funding may prepare and the Trustee, upon receipt of a Company Order, shall authenticate and deliver temporary Notes of such Series. Temporary Notes shall be substantially in the form of Definitive Notes of like Series but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.
(b)    If temporary Notes are issued pursuant to Section 2.13(a) above, Interpace Funding will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of Interpace Funding to be maintained as provided in Section 8.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, Interpace Funding shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 2.14.    Cancellation. Interpace Funding may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which Interpace Funding may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. Interpace Funding may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be disposed of in accordance with the Trustee’s standard disposition procedures unless by a written order, signed by two Authorized Officers and received by the Trustee in a timely fashion, Interpace Funding shall direct that cancelled Notes be returned to it.

Section 2.15.    Principal and Interest. (a) The principal of each Series of Notes shall be payable at the times and in the amount set forth in the related Supplement and in accordance with Section 6.1.

(b)    Each Series of Notes shall accrue interest as provided in the related Supplement and such interest shall be payable on each Distribution Date for such Series in accordance with Section 6.1 and the related Supplement.
(c)    Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Distribution Date for such Note shall be entitled to receive the principal and interest payable on such Distribution Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.
(d)    If Interpace Funding defaults in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days

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after the applicable due date, shall, at the option of Interpace Funding, cease to be payable to the Persons who were Noteholders of such Series at the applicable Record Date and Interpace Funding shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in this Indenture and in the Notes of such Series. Interpace Funding shall fix or cause to be fixed each such special record date and payment date, and at least fifteen (15) days before the special record date. Interpace Funding (or the Trustee, in the name of and at the expense of Interpace Funding) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.
Section 2.16.    Book-Entry Notes. (a) For each Series of Notes to be issued in registered form (other than any Series of Alternative Funding Notes), Interpace Funding shall duly execute the Notes, and the Trustee shall, in accordance with Section 2.4 hereof, authenticate and deliver initially one or more Global Notes that (a) shall be registered on the Note Register in the name of DTC or DTC’s nominee, and (b) shall bear legends substantially to the following effect:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO INTERPACE FUNDING LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
So long as DTC or its nominee is the registered owner or holder of a Global Note, DTC or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, DTC shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC, and DTC may be treated by Interpace Funding, the Trustee, any Agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Interpace Funding, the Trustee, any Agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.
(b)    Subject to Section 2.9(i), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions” of Clearstream, respectively, shall be applicable to a Global Note insofar as interests in such Global Note are held by the agent members of Euroclear or

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Clearstream (which shall only occur in the case of the Temporary Global Note and the Permanent Global Note). Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note, and the registered holder may be treated by Interpace Funding, the Trustee and any agent of Interpace Funding or the Trustee as the owner of such Global Note for all purposes whatsoever.
(c)    Title to the Notes shall pass only by registration in the Note Register maintained by the Registrar pursuant to Section 2.6.
(d)    Any typewritten Note or Notes representing Book Entry Notes shall provide that they represent the aggregate or a specified amount of Outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.4. Subject to the provisions of Section 2.5, the Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by Interpace Funding with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.
(e)    Unless and until definitive, fully registered Notes (“Definitive Notes”) have been issued to Note Owners pursuant to Section 2.18:
(i)    the provisions of this Section 2.16 shall be in full force and effect;
(ii)    the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of the Note Owners;
(iii)    to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;
(iv)    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding principal amount of the Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee; and
(v)    the rights of Note Owners shall be exercised only through the applicable Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and their related

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Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on the Notes to such Clearing Agency Participants.
Section 2.17.    Notices to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.18, the Trustee and Interpace Funding shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

Section 2.18.    Definitive Notes. (a) Conditions for Issuance. Interests in a Restricted Global Note or Permanent Global Note deposited with DTC pursuant to Section 2.5 shall be transferred to the beneficial owners thereof in the form of Definitive Notes only if such transfer complies with Section 2.9 and (x) DTC notifies Interpace Funding that it is unwilling or unable to continue as depositary for such Restricted Global Note or Permanent Global Note or at any time ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary so registered is not appointed by Interpace Funding within ninety (90) days of such notice or (y) Interpace Funding determines that the Restricted Global Note or Permanent Global Note with respect to the relevant Series of Notes shall be exchangeable for Definitive Notes, in which case Definitive Notes shall be issuable or exchangeable only in respect of such Global Notes or the category of Definitive Notes represented thereby or (z) any Noteholder, purchaser or transferee of a Restricted Global Note or a Permanent Global Note requests the same in the form of a Definitive Note and Interpace Funding, in its sole discretion, consents to such request (in which case a Definitive Note shall be issuable or transferable only to such Noteholder, purchaser or transferee), Interpace Funding will deliver Definitive Notes in exchange for the Restricted Global Notes or the Permanent Global Notes or, in the case of an exchange or transfer described in clause (z) above, in exchange for the applicable beneficial interest in one or more Global Notes.

(b)    Issuance. If interests in any Restricted Global Note or Permanent Global Note, as the case may be, are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.18, such Restricted Global Note or Permanent Global Note, as the case may be, shall be surrendered by DTC to the office or agency of the Transfer Agent located in the Borough of Manhattan, the City of New York, or if the Notes are listed on the Luxembourg Stock Exchange, to the applicable Luxembourg Agent in Luxembourg, to be so transferred, without charge. If interests in any Permanent Global Note are to be transferred to the beneficial owners thereof in the form of Definitive Notes pursuant to this Section 2.18, such Permanent Global Note shall be surrendered by the custodian for DTC to the Transfer Agent or its agent located in London to be so transferred, without charge. The Trustee shall authenticate and deliver, upon such transfer of interests in such Restricted Global Note or Permanent Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations; provided, that in the case of an interest in a Restricted Global Note, no such interest will be transferred except upon (i) delivery of a Transfer Certificate substantially in the form of Exhibit A-1 hereto and (ii) compliance with the conditions set forth in Section 2.9. The Definitive Notes transferred pursuant to this Section 2.18 shall be executed, authenticated and delivered only in

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the denominations specified in the related Supplement, and Definitive Notes shall be registered in such names as DTC shall direct in writing. The Transfer Agent shall have at least 30 days from the date of its receipt of Definitive Notes and registration information to authenticate and deliver such Definitive Notes. Any Definitive Note delivered in exchange for an interest in a Restricted Global Note or Permanent Global Note shall, except as otherwise provided by Section 2.10, bear, and be subject to, the legend regarding transfer restrictions set forth in Section 2.10. Interpace Funding will promptly make available to the Transfer Agent a reasonable supply of Definitive Notes. Interpace Funding shall bear the costs and expenses of printing or preparing any Definitive Notes.
(c)    Transfer of Definitive Notes. Subject to the terms of this Indenture, the holder of any Definitive Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering at the office maintained by the Transfer Agent for such purpose in the Borough of Manhattan, The City of New York, such Note with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to Interpace Funding and the Transfer Agent by, the holder thereof and accompanied by a Transfer Certificate substantially in the form of Exhibit A-1 hereto. In exchange for any Definitive Note properly presented for transfer, Interpace Funding shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Definitive Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Definitive Note in part, Interpace Funding shall execute and the Trustee shall also promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Definitive Notes for the aggregate principal amount that was not transferred. No transfer of any Definitive Note shall be made unless the request for such transfer is made by the registered holder at such office.
(d)    Neither Interpace Funding nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes for such Series, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders of such Series.
Section 2.19.    Tax Treatment. Interpace Funding has structured this Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of Interpace Funding, and any Person acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein), for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of Interpace Funding. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness for such tax purposes.

Section 2.20.    CUSIP Numbers. Interpace Funding may use “CUSIP” numbers in respect of any Series of Notes (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption in respect of such Series of Notes as a convenience

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to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of such Series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of such Series, and any such redemption shall not be affected by any defect in or omission of such numbers. Interpace Funding will promptly notify the Trustee in writing of any change in any such “CUSIP” numbers.
ARTICLE 3.

SECURITY
Section 3.1.    Grant of Security Interest. (a) To secure the Interpace Funding Obligations, Interpace Funding hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Noteholders and, to the extent provided in any Supplement, any Enhancement Providers and any Swap Counterparties (collectively, the “Secured Parties”), and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in, all of Interpace Funding’s right, title and interest in, to and under all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, fixtures, general intangibles, health-care-insurance receivables, instruments, inventory, securities, securities accounts and other investment property and letter-of-credit rights and all other property (in each case, as defined in the New York UCC), including without limitation all of the following property whether now or hereafter existing, acquired or created (all of the foregoing being referred to as the “Collateral”):

(i)    the Interpace Funding Agreements, including, without limitation, all monies due and to become due to Interpace Funding from ABCR under or in connection with the Interpace Funding Agreements, whether payable as principal, interest, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Interpace Funding Agreements or otherwise, and all rights, remedies, powers, privileges and claims of Interpace Funding against any other party under or with respect to the Interpace Funding Agreements (whether arising pursuant to the terms of such Interpace Funding Agreements or otherwise available to Interpace Funding at law or in equity), the right to enforce any of the Interpace Funding Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Interpace Funding Agreements or the obligations of any party thereunder;
(ii)    the Operating Lease, any books, records or computer programs relating thereto, the right to enforce the Operating Lease as provided therein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Operating Lease or the obligations of any party thereunder;
(iii)    all Vehicles and all Certificates of Title with respect thereto, including all payments under insurance policies or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles;

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(iv)    all payments under insurance policies (whether or not the Trustee is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles;
(v)    any Proceeds from the sale of Vehicles leased under the Operating Lease, including all monies due in respect of such Vehicles, whether payable as the purchase price of such Vehicles, or as fees, expenses, costs, indemnities, insurance recoveries, or otherwise;
(vi)    (a) the Collection Account, (b) all funds on deposit therein from time to time, (c) all certificates and instruments, if any, representing or evidencing any or all of the Collection Account or the funds on deposit therein from time to time, and (d) all Permitted Investments made at any time and from time to time with the moneys in the Collection Account or any subaccount thereof (including income thereon);
(vii)    (a) any Approved Lockbox Account, (b) all funds on deposit therein from time to time, and (c) all certificates and instruments, if any, representing or evidencing any or all of such Approved Lockbox Account or the funds on deposit therein from time to time;
(viii)    all additional property that may from time to time hereafter (pursuant to the terms of any Supplement or otherwise) be subjected to the grant and pledge hereof by Interpace Funding or by anyone on its behalf; and
(ix)    all Proceeds, products, rents or profits of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Trustee is the loss payee thereof) or Vehicle warranties and cash.
(b)    The foregoing grant is made in trust to secure Interpace Funding Obligations and to secure compliance with the provisions of this Indenture and any Supplement, all as provided in this Indenture. The Trustee, as Trustee on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and, subject to Sections 10.1 and 10.2, agrees to perform its duties required in this Indenture to the best of its abilities to the end that the interests of the Secured Parties may be adequately and effectively protected. The Collateral shall secure the Notes equally and ratably without prejudice, priority (except, with respect to any Series of Notes, as otherwise stated in the applicable Supplement) or distinction.
(c)    Interpace Funding authorizes the Trustee to file (provided that the Trustee shall have no obligation to so file), or cause to be filed, all UCC financing statements necessary or advisable to perfect or maintain the Trustee’s perfection in any of the Collateral.
Section 3.2.    Certain Rights and Obligations of Interpace Funding Unaffected. (a) Notwithstanding the assignment and security interest so granted to the Trustee on behalf of the Secured Parties, Interpace Funding shall nevertheless be permitted, subject to the Trustee’s right to revoke such permission in the event of an Amortization Event and subject to the provisions of Section 3.3, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required to be given in the normal course of business (which does

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not include (i) waivers of defaults under any of the Interpace Funding Agreements or other Related Documents or revocation of powers of attorney to the Lessees or (ii) any consents, extensions or waivers subject to Section 8.9) to ABCR by Interpace Funding.
(b)    The grant of the security interest in the Collateral to the Trustee on behalf of the Secured Parties shall not (i) relieve Interpace Funding from the performance of any term, covenant, condition or agreement on Interpace Funding’s part to be performed or observed under or in connection with any of the Interpace Funding Agreements or (ii) impose any obligation on the Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on Interpace Funding’s part to be so performed or observed or impose any liability on the Trustee or any of the Secured Parties for any act or omission on the part of Interpace Funding or from any breach of any representation or warranty on the part of Interpace Funding. Interpace Funding hereby agrees to indemnify and hold harmless the Trustee and each Noteholder (including, in each case, their respective directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of Interpace Funding or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee and any of the Noteholders in enforcing this Indenture or preserving any of their respective rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Trustee or a Noteholder which constitutes gross negligence or willful misconduct by the Trustee, such Noteholder or any other Indemnified Person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Indenture or any Supplement.
Section 3.3.    Performance of Agreement. Upon the occurrence of a Limited Liquidation Event of Default or Liquidation Event of Default, promptly following a request from the Trustee to do so and at Interpace Funding’s expense, Interpace Funding agrees to take all such lawful action as permitted under this Indenture as the Trustee may request to compel or secure the performance and observance by: (i) any other party to any of the Interpace Funding Agreements or any other Related Document of its obligations to Interpace Funding and (ii) the Administrator, any Lessee or any other party to any Related Document of its obligations to Interpace Funding, in each case in accordance with the applicable terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to Interpace Funding to the extent and in the manner directed by the Trustee, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by any party to any Interpace Funding Agreement or any other Related Document or by the Administrator or any Lessee (or such other party to any other Related Document). If (i) Interpace Funding, the Administrator or any Lessee shall have failed, within thirty (30) days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish such directions of the Trustee, (ii) Interpace Funding, the Administrator or any Lessee, as applicable, refuses to take any such action, or (iii) the Trustee reasonably determines that such action must be taken immediately, the Trustee may take such previously directed action and any related action permitted under this Indenture which the Trustee thereafter determines is appropriate (without the need under this provision or any other provision under the

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Indenture to direct Interpace Funding to take such action), on behalf of Interpace Funding and the Secured Parties.
Section 3.4.    Release of Lien on Vehicle. The Lien of the Trustee on the Vehicles shall automatically be deemed to be released concurrently with any disposition in accordance with Section 8 of the Operating Lease.

Section 3.5.    Stamp, Other Similar Taxes and Filing Fees. Interpace Funding shall indemnify and hold harmless the Trustee and each Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Indenture or any Collateral. Interpace Funding shall pay, or reimburse the Trustee for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Indenture.

Section 3.6.    Vehicle Title Check. No later than June 30, 2026, Interpace Funding shall cause a title check to be performed by an independent, nationally recognized firm of certified public accountants acceptable to the Trustee (and each Administrative Agent to the extent a party to any Supplement) on a statistical sample of all Vehicles leased under the Operating Lease designed to provide a ninety-five percent (95%) confidence level that no more than five percent (5%) of the Certificates of Title for such Vehicles either did not correctly reference the Trustee, as first lienholder, and the Lessor of such Vehicle, as owner, or were not submitted to the appropriate state authorities for identifying the Lessor as owner or the notation of the Trustee, as first lienholder, and cause such party to deliver a report stating that, within the confidence level set forth above, no more than five percent (5%) of the Certificates of Title either did not correctly reference the lienholder or owner of the Vehicles or were not submitted to the appropriate state authorities for identifying the Lessor as owner or the notation of the lienholder, in each case, as described in the immediately preceding clause.

ARTICLE 4.

REPORTS

Section 4.1.    Agreement of Interpace Funding to Provide Reports and Instructions.
(a)    Daily Reports. On each Business Day commencing on the date hereof, Interpace Funding shall prepare and maintain, or cause to be prepared and maintained, at the office of Interpace Funding a record (each, a “Daily Report”) setting forth the aggregate of the amounts deposited in the Collection Account on the immediately preceding Business Day, which shall consist of: (A) the aggregate amount of proceeds received from third parties with respect to the sale of Vehicles leased under the Operating Lease deposited in the Collection Account, plus (B) the aggregate amount of other Collections deposited in the Collection Account. Interpace Funding shall deliver a copy of the Daily Report for each Business Day to the Trustee.

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(b)    Monthly Certificate. On each Determination Date, Interpace Funding shall forward to the Trustee, the Paying Agent, the Rating Agencies and any Enhancement Provider, an Officer’s Certificate of Interpace Funding containing the information required by Exhibit D to this Base Indenture (each, a “Monthly Certificate”) setting forth, inter alia the following information (which, in the cases of clauses (iii), (iv) and (v) below, will be expressed as a dollar amount per $1,000 of the original principal amount of each Series of Notes and as a percentage of the outstanding principal balance of the Notes as of such date): (i) the aggregate amount of payments received from third parties with respect to the sale of Vehicles leased under the Operating Lease and deposited in the Collection Account, and the aggregate amount of other Collections deposited in the Collection Account for the Related Month with respect to such Determination Date; (ii) the Invested Percentage on the last day of, the Related Month of each Series of Notes and each class of each Series; (iii) for each Series, the total amount to be distributed to Noteholders on the next succeeding Distribution Date; (iv) for each Series and each class of each Series, the amount of such distribution allocable to principal on the Notes; (v) for each Series, the amount of such distribution allocable to interest on the Notes; (vi) the portion of the Monthly Administration Fee payable by Interpace Funding and allocable to each Series and each class of each Series; (vii) for each Series and each class of each Series, to the extent applicable, the amount of Enhancement used or drawn in connection with the distribution to Noteholders of such Series or class on the next succeeding Distribution Date, together with the aggregate amount of remaining Enhancement not theretofore used or drawn; (viii) for each applicable Series and each class of each Series, the existing Carryover Controlled Amortization Amount, if any; (ix) the Pool Factor with respect to such Related Month for each applicable Series and each class of each Series; (x) a list of all Vehicles leased under the Operating Lease at the close of business on the last day of the Related Month; (xi) the aggregate Net Book Value at the time of the respective sale of all Vehicles leased under the Operating Lease that were disposed of during the related Interpace Funding Measurement Month (other than Casualties); (xii) the aggregate Disposition Proceeds with respect to all Vehicles leased under the Operating Lease that were disposed of during the related Interpace Funding Measurement Month (other than Casualties); (xiii) the ABRCF Disposition Measurements; (xiv) the Aggregate Asset Amount and the amount of the Aggregate Asset Amount Deficiency, if any, at the close of business on the last day of the Related Month; (xv) the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of the last day of the Related Month; (xvi) the Fleet Market Value of all Vehicles leased under the Operating Lease as of the related Determination Date; (xvii) the amount of Monthly Base Rent and any Supplemental Rent, due under the Operating Lease on the next succeeding Distribution Date; (xviii) for each Series, the Required Enhancement Amount with respect to such Series and whether an Enhancement Deficiency exists with respect to such Series and the amount thereof; (xix) whether an Operating Lease Vehicle Deficiency exists and the amount thereof; (xx) whether, to the knowledge of Interpace Funding, (A) any Lien exists on any of the Collateral (other than Liens granted pursuant to the Indenture and the other Related Documents or permitted thereunder) and (B) any Operating Lease Event of Default has occurred; and (xxi) the Depreciation Percentage for the prior calendar month.
(c)    Monthly Noteholders’ Statement. On or before each Distribution Date, Interpace Funding shall furnish to the Trustee a monthly statement with respect to each Series of Notes containing the information required by Exhibit E to this Base Indenture (each, a “Monthly Noteholders’ Statement”), as may be amended from time to time as mutually agreed upon among

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Interpace Funding, the Trustee and each Administrative Agent to the extent a party to any Supplement.
(d)    Vehicle Report. On or before the second Determination Date immediately following June 30, 2026, Interpace Funding shall furnish a report by a firm of nationally recognized independent public accountants (who may also render other services to Interpace Funding and who is acceptable to each Administrative Agent to the extent a party to any Supplement) to the Noteholders to the effect that they have performed certain agreed upon procedures (which shall be acceptable to each Administrative Agent to the extent a party to any Supplement) with respect to the calculation of (i) the Disposition Proceeds obtained from the sale or other disposition of all Vehicles (other than Casualties) sold or otherwise disposed of during each Related Month in such period, (ii) the respective Net Book Values of such Vehicles, and (iii) the Fleet Market Value and compared such calculations with the corresponding amounts set forth in the Monthly Certificates prepared pursuant to Section 4.1(b) of the Base Indenture and that on the basis of such comparison such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. With respect to the calculations described in the foregoing clause (iii), such report shall make the comparison described with respect to the Fleet Market Value only as of the last Determination Date in the period as to which the report is made.
(e)    Instructions as to Withdrawals and Payments. Interpace Funding will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Collection Account and any other accounts specified in a Supplement and to make drawings under any Enhancement, as contemplated herein and in any Supplement. The Trustee and the Paying Agent shall promptly follow any such written instructions.
Section 4.2.    Administrator. Pursuant to the Administration Agreement, the Administrator has agreed to provide certain reports, instructions and other services on behalf of Interpace Funding. The Noteholders by their acceptance of the Notes consent to the provision of such reports by the Administrator in lieu of the Trustee or Interpace Funding.
ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS
Section 5.1.    Collection Account. (a) Establishment of Collection Account. The Trustee shall establish and maintain, or cause to be maintained, in the name of the Trustee for the benefit of the Secured Parties, an account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Collection Account and the Proceeds thereof for the benefit of the Secured Parties. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Secured Parties. The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Collection Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Collection Account. The Trustee, as agent on behalf

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of the Secured Parties, hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Collection Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collection Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee hereunder. The Collection Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Collection Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of such depository institution or trust company shall be reduced to below “Baa3” by Moody’s, then the Trustee shall within thirty (30) days of such reduction, establish a new Collection Account with a new Qualified Institution. If the Collection Account is not maintained in accordance with the previous sentence, then within ten (10) Business Days after obtaining knowledge of such fact, the Trustee shall establish a new Collection Account which complies with such sentence and transfer into the new Collection Account all cash and investments from the non-qualifying Collection Account.
(b)    Establishment of Additional Accounts. To the extent specified in the Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more additional accounts and/or administrative sub-accounts at the written direction of Interpace Funding to facilitate the proper allocation of Collections in accordance with the terms of such Supplement. In addition, to the extent deemed necessary or appropriate by Interpace Funding, Interpace Funding may establish one or more Approved Lockbox Accounts. For purposes of any provision of this Indenture or any other Related Document requiring that payments be made into the Collection Account, payment to an Approved Lockbox Account shall constitute compliance with such requirement; provided, however that in the case of any reference in this Indenture or in any other Related Document to amounts “credited to” or “deposited in” the Collection Account (or any similar phrase), amounts shall not be deemed so credited or deposited upon payment into an Approved Lockbox Account, but only upon receipt by the Trustee in the Collection Account.
(c)    Administration of the Collection Account. Interpace Funding shall instruct the institution maintaining the Collection Account to invest funds on deposit in the Collection Account at all times in the Standby Investment or, if no Standby Investment is in effect, in Permitted Investments selected by Interpace Funding; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were so invested, except for any Permitted Investment held in the Collection Account which is in an investment made by the Paying Agent institution, in which event such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments shall be credited to the Collection Account. Neither Interpace Funding nor the Trustee shall dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment.
(d)    Earnings from Collection Account. Subject to the restrictions set forth above, Interpace Funding shall have the authority to instruct the Trustee (which instructions shall

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be in writing) with respect to (i) the investment of funds on deposit in the Collection Account and (ii) liquidation of such investments. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Collection Account shall be deemed to be available and on deposit for distribution.
Section 5.2.    Collections and Allocations. (a) Collections in General. Until this Indenture is terminated pursuant to Section 11.1, Interpace Funding shall, and the Trustee is authorized to, cause all Collections due and to become due to Interpace Funding or the Trustee, as the case may be, (i) under or in connection with the Collateral (other than Vehicle Disposition Proceeds) to be paid directly to the Trustee or its agent for deposit into the Collection Account, (ii) under or in connection with Collateral constituting Vehicle Disposition Proceeds to be paid directly to the Trustee or its agent for deposit into the Collection Account; and (iii) from any other source to be paid either (a) directly into the Collection Account at such times as such amounts are due or (b) by ABCR or any Lessee into the Collection Account within two (2) Business Days of its receipt thereof (and, in each case, Interpace Funding represents to the Secured Parties that it has instructed each Lessee, and any other source of Collections, as applicable, to so remit such amounts). Upon the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, insurance proceeds and warranty payments will be deposited in the Collection Account within two (2) Business Days of their receipt Interpace Funding or any Lessee; provided, however, upon the delivery of an Officer’s Certificate of Interpace Funding to the Trustee (upon which it may conclusively rely) certifying (i) that a Vehicle for which insurance proceeds or warranty payments, as the case may be, have been received in the Collection Account has been repaired and (ii) as to the dollar amount of such repairs, the Trustee shall release to Interpace Funding insurance proceeds or warranty payments, as the case may be, in such dollar amount (to the extent not previously applied hereunder). Interpace Funding agrees that if any such monies, instruments, cash or other proceeds shall be received by Interpace Funding in an account other than the Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by Interpace Funding with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by Interpace Funding for, and immediately paid over to, but in any event within two (2) Business Days from receipt, the Trustee, with any necessary endorsement. All monies, instruments, cash and other proceeds received by the Trustee pursuant to this Indenture shall be immediately deposited in the Collection Account and shall be applied as provided in this Article 5.

(b)    Disqualification of Institution Maintaining Collection Account. In the event the Qualified Institution maintaining the Collection Account ceases to be such, then, upon the occurrence of such event and the establishment of a new Collection Account with a Qualified Institution or qualified corporate trust department pursuant to Section 5.1(a) and thereafter, Interpace Funding shall deposit or cause to be deposited all Collections as set forth in Section 5.2(a) into the new Collection Account and in no such event shall deposit or cause to be deposited any Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Collection Account (unless it later becomes a Qualified Institution or qualified corporate trust department).
(c)    Sharing Collections. In the manner described in the related Supplement, to the extent that Principal Collections that are allocated to any Series on a Distribution Date are

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not needed to make payments to Noteholders of such Series or required to be deposited in a reserve account or a Distribution Account for such Series on such Distribution Date, such Principal Collections may, at the direction of Interpace Funding, be applied to cover principal payments due to or for the benefit of Noteholders of another Series. Any such reallocation will not result in a reduction in the Invested Amount of the Series to which such Principal Collections were initially allocated.
(d)    Unallocated Principal Collections. If, after giving effect to Section 5.2(c), Principal Collections allocated to any Series on any Distribution Date are in excess of the amount required to be paid in respect of such Series on such Distribution Date or there are Principal Collections that have not been allocated to any Series in accordance with the terms of the Indenture, then any such excess or unallocated Principal Collections shall be allocated to Interpace Funding or such other party as may be entitled thereto as set forth in any Supplement.
Section 5.3.    Determination of Monthly Interest. Monthly interest with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Supplement.

Section 5.4.    Determination of Monthly Principal. Monthly principal with respect to each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Supplement. However, all principal or interest with respect to any Series of Notes shall be due and payable no later than the Series Termination Date with respect to such Series.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES.]
ARTICLE 6.

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS
Section 6.1.    Distributions in General. (a) Notwithstanding any provision hereof or of any Supplement, prior to depositing any amounts on deposit in the Collection Account into any Distribution Account, all amounts due and payable to the Trustee pursuant to Section 10.5 and Section 10.11 (including all costs and expenses incurred by the Trustee related to the disposition of any Collateral), to the extent not already paid by Interpace Funding, shall be withdrawn from the Collection Account and paid to the Trustee. Unless otherwise specified in the applicable Supplement, on each Distribution Date with respect to each Outstanding Series, after payment of the amounts described in the preceding sentence, (i) the Paying Agent shall deposit (in accordance with the Monthly Certificate delivered to the Trustee) in the Distribution Account for each such Series the amounts on deposit in the Collection Account allocable to Noteholders of such Series as interest and, if during an Amortization Period, principal, and (ii) to the extent provided for in the applicable Supplement, the Trustee shall deposit in the Distribution Account for each such Series the amount of Enhancement for such Series drawn in connection with such Distribution Date.

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(b)    Unless otherwise specified in the applicable Supplement, on each Distribution Date, the Paying Agent shall distribute to the Noteholders of each Series, to the extent amounts are on deposit in the Distribution Account for such Series, an amount sufficient to pay all principal and interest due on such Series on such Distribution Date in accordance with the Monthly Certificate delivered to the Trustee. Such distribution shall be to each Noteholder of record of such Series on the preceding Record Date based on such Noteholder’s pro rata share of the aggregate principal amount of the Notes of such Series held by such Noteholder; provided, however, that, the final principal payment due on a Note shall only be paid to the holder of a Note on due presentment of such Note for cancellation in accordance with the provisions of the Note.
(c)    Unless otherwise specified in the applicable Supplement, amounts distributable to a Noteholder pursuant to this Section 6.1 shall be payable by wire transfer of immediately available funds released by the Paying Agent from the Distribution Account no later than 12:00 noon (New York City time) for credit to the account designated by such Noteholder.
(d)    Unless otherwise specified in the applicable Supplement, (i) all distributions to Noteholders of all classes within a Series of Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each class of Noteholders will receive its ratable share (based upon the aggregate amount due to such class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes of such Series.
(e)    All distributions in respect of Notes represented by a Temporary Global Note will be made only with respect to that portion of the Temporary Global Note in respect of which Euroclear or Clearstream shall have delivered to the Trustee a certificate or certificates substantially in the form of Exhibit B. The delivery to the Trustee by Euroclear or Clearstream of the certificate or certificates referred to above may be relied upon by Interpace Funding and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Global Note. No payments of interest will be made on a Temporary Global Note after the Exchange Date therefor.
Section 6.2.    Optional Repurchase of Notes. On any Distribution Date occurring on or after the date on which the Invested Amount of any Series or class of such Series is equal to or less than the Optional Repurchase Amount (if any) for such Series or class set forth in the Supplement related to such Series, or at such other time otherwise provided for in the Supplement relating to such Series, Interpace Funding shall have the option to purchase all Outstanding Notes of such Series, or class of such Series, at a purchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) equal to (unless otherwise specified in the related Supplement) the Invested Amount of such Series on such Distribution Date, plus accrued and unpaid interest on the unpaid principal balance of the Notes of such Series (calculated at the Note Rate of such Series) through the day immediately prior to the date of such purchase plus, if provided for in the related Supplement, any premium payable at such time. Not later than 12:00 noon, New York City time, on such Distribution Date, an amount of the purchase price equal to the Invested Amount of all Notes of such Series on such

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Distribution Date and the amount of accrued and unpaid interest with respect to such Notes and any applicable premium will be deposited into the Distribution Account for such Series in immediately available funds. The funds deposited into such Distribution Account or distributed to the Paying Agent will be passed through in full to the Noteholders on such Distribution Date.
Section 6.3.    Monthly Noteholders’ Statement. (a) On each Distribution Date, the Paying Agent shall post to its website the Monthly Noteholders’ Statement with respect to such Series for each Noteholder of record of each Outstanding Series, the Rating Agencies, the Trustee (if other than the Paying Agent) and any Enhancement Provider with respect to such Series to access. The website can be accessed at: https://gctinvestorreporting.bnymellon.net/.

(b)    Annual Noteholders’ Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2027, the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by Interpace Funding containing the information which is required to be contained in the Monthly Noteholders’ Statements with respect to each Series of Notes aggregated for the immediately preceding calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as Interpace Funding deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of Interpace Funding to prepare and the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.
ARTICLE 7.

REPRESENTATIONS AND WARRANTIES
Interpace Funding hereby represents and warrants, for the benefit of the Trustee and the Secured Parties, as follows as of each Series Closing Date:
Section 7.1.    Existence and Power. Interpace Funding (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all limited liability company powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Indenture and the other Related Documents.

Section 7.2.    Limited Liability Company and Governmental Authorization. The execution, delivery and performance by Interpace Funding of this Indenture, the related Supplement and the other Related Documents to which it is a party (a) is within Interpace Funding’s limited liability company powers, has been duly authorized by all necessary limited liability company action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene,

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or constitute a default under, any provision of applicable law or regulation or of the certificate of formation or limited liability company agreement of Interpace Funding or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon Interpace Funding or any of its Assets or result in the creation or imposition of any Lien on any Asset of Interpace Funding, except for Liens created by this Indenture or the other Related Documents. This Indenture and each of the other Related Documents to which Interpace Funding is a party has been executed and delivered by a duly authorized officer of Interpace Funding.
Section 7.3.    Binding Effect. This Indenture and each other Related Document to which Interpace Funding is a party is a legal, valid and binding obligation of Interpace Funding enforceable against Interpace Funding in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
Section 7.4.    Financial Information; Financial Condition. All balance sheets, all statements of operations, of shareholders’ equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by Interpace Funding to the Trustee and the Rating Agencies pursuant to Section 8.3 have been and will be prepared in accordance with GAAP applied on a consistent basis (to the extent applicable) and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

Section 7.5.    Litigation. There is no action, suit or proceeding pending against or, to the knowledge of Interpace Funding, threatened against or affecting Interpace Funding before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of Interpace Funding or which in any manner draws into question the validity or enforceability of this Indenture, any Supplement or any other Related Document or the ability of Interpace Funding to perform its obligations hereunder or thereunder.

Section 7.6.    No ERISA Plan. Interpace Funding has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA and will not do so, as long as any Notes are Outstanding.

Section 7.7.    Tax Filings and Expenses. Interpace Funding has filed all material federal, state and local tax returns and all other material tax returns which, to the knowledge of Interpace Funding, are required to be filed (whether informational returns or not), and has paid all material taxes shown as due, if any, pursuant to said returns or pursuant to any assessment received by Interpace Funding, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. Interpace Funding has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability

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company authorized to do business in each State in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a Material Adverse Effect.
Section 7.8.    Disclosure. All certificates, reports, statements, documents and other information furnished to the Trustee by or on behalf of Interpace Funding pursuant to any provision of this Indenture or any Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Indenture or any Related Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give the Trustee true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Trustee shall constitute a representation and warranty by Interpace Funding made on the date the same are furnished to the Trustee to the effect specified herein.
Section 7.9.    Investment Company Act; Securities Act. Interpace Funding is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act. It is not necessary in connection with the issuance and sale of the Notes under the circumstances contemplated in the related Supplement to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act.
Section 7.10.    Regulations T, U and X. The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). Interpace Funding is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.
Section 7.11.    No Consent. No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Indenture or any Supplement or for the performance of any of Interpace Funding’s obligations hereunder or thereunder or under any other Related Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by Interpace Funding prior to the Initial Closing Date or as contemplated in Section 7.14.
Section 7.12.    Solvency. Both before and after giving effect to the transactions contemplated by this Indenture and the other Related Documents, Interpace Funding is solvent within the meaning of the Bankruptcy Code and Interpace Funding is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to Interpace Funding.
Section 7.13.    Ownership of Limited Liability Company Interests; Subsidiary. As of each Series Closing Date, all of the issued and outstanding limited liability company interests of Interpace Funding are owned by Interpace Ventures, all of which limited liability company interests have been validly issued, are fully paid and non-assessable and are owned of record by such entities. Interpace Funding has no subsidiaries and owns no capital stock of, or other interest in, any other Person.

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Section 7.14.    Security Interests. (a) All action necessary (including the filing of UCC-1 financing statements and the notation on the Certificates of Title for all Vehicles (other than certain Vehicles to the extent set forth in a Supplement) of the Trustee’s Lien for the benefit of the Secured Parties) to protect and perfect the Trustee’s security interest in the Collateral (except, as to perfection, with respect to certain Vehicles to the extent set forth in a Supplement) now in existence and hereafter acquired or created has been duly and effectively taken; provided that the notation of the Trustee’s lien on the Certificates of Title for Vehicles or the submission of any such Certificate of Title to the appropriate state authorities for such notation of the Trustee’s lien on such Certificate of Title, in each case, shall be made within one hundred and twenty (120) days following the Initial Closing Date (or such longer period as may be agreed upon among the Issuer, the Trustee and each Administrative Agent to the extent a party to any Supplement) (such period, “Lien Notation Period”).
(b)    No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing Interpace Funding as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by Interpace Funding in favor of the Trustee on behalf of the Secured Parties in connection with this Indenture.
(c)    This Indenture creates a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of the Secured Parties, which Lien is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from Interpace Funding in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such first-priority security interest has been duly taken (except with respect to certain Vehicles to the extent set forth in a Supplement); provided that the notation of the Trustee’s lien on the Certificates of Title for Vehicles or the submission of any such Certificate of Title to the appropriate state authorities for such notation of the Trustee’s lien on such Certificate of Title shall be made within the Lien Notation Period.
(d)    Interpace Funding owns and has good and marketable title to the Collateral, free and clear of all Liens other than Permitted Liens. Interpace Funding’s rights under the Operating Lease constitute general intangibles under the applicable UCC.
(e)    Interpace Funding’s principal place of business and chief executive office is at 379 Interpace Parkway, Parsippany, New Jersey 07054, and the place where its records concerning the Collateral are kept is at 379 Interpace Parkway, Parsippany, New Jersey 07054 or, in each case, at such other locations as Interpace Funding may notify the Trustee in writing from time to time.
(f)    All authorizations in this Indenture for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements, Certificates of Title, and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable.

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Section 7.15.    Non-Existence of Other Agreements. As of the date hereof, other than as permitted by Section 8.23 and Section 8.25 hereof (i) Interpace Funding is not a party to any contract or agreement of any kind or nature and (ii) Interpace Funding is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.
Section 7.16.    Other Representations. All representations and warranties of Interpace Funding made in each Related Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.
ARTICLE 8.

COVENANTS
Section 8.1.    Payment of Notes. Interpace Funding shall pay the principal of (and premium, if any) and interest on the Notes pursuant to the provisions of this Indenture and any applicable Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.
Section 8.2.    Maintenance of Office or Agency. Interpace Funding shall maintain an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon Interpace Funding in respect of the Notes and this Indenture may be served, and where, at any time when Interpace Funding is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. Interpace Funding shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time Interpace Funding shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.
Interpace Funding may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. Interpace Funding shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Interpace Funding hereby designates the Corporate Trust Office of the Trustee as one such office or agency of Interpace Funding.
Section 8.3.    Information. Interpace Funding shall deliver or cause to be delivered or made available to the Trustee and each Rating Agency:
(a)    promptly upon the delivery by each Lessee to Interpace Funding, a copy of the financial information and other materials required to be delivered by such Lessee to Interpace Funding pursuant to Section 25.4 of the Operating Lease;

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(b)    at the time of delivery of the items described in clause (a) above, a certificate of an officer of Interpace Funding that, except as provided in any certificate delivered in accordance with Section 8.10, no Amortization Event or (to the best of such officer’s knowledge) Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default has occurred or is continuing during such fiscal quarter; and
(c)    on or prior to June 30 of each year, a certificate of the chief financial officer of Interpace Funding certifying that (i) the ratings assigned by the Rating Agencies in respect of any outstanding Series of Notes have not been withdrawn or downgraded since the date of the related Supplement and (ii) no Rating Agency has determined that the amount of Enhancement for any outstanding Series of Notes must be increased in order to maintain the then current rating of such Series or, if any Rating Agency has made such a determination, the amount of additional Enhancement that would be required in order to maintain such current rating.
Section 8.4.    Payment of Obligations. Interpace Funding shall pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and shall maintain, in accordance with GAAP applied on a consistent basis, reserves as appropriate for the accrual of any of the same.
Section 8.5.    Maintenance of Property. Interpace Funding shall keep, or shall cause to be kept, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided, however, that nothing in this Section 8.5 shall require Interpace Funding to maintain, or to make renewals, replacements, additions, betterments or improvements of or to, any tangible property, if such property, in the reasonable opinion of Interpace Funding, is obsolete or surplus or unfit for use and cannot be used advantageously in the conduct of the business of Interpace Funding.
Section 8.6.    Conduct of Business and Maintenance of Existence. Interpace Funding shall maintain its existence as a limited liability company validly existing, and in good standing under the laws of the State of Delaware and duly qualified as a foreign limited liability company licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of Interpace Funding.
Section 8.7.    Compliance with Laws. Interpace Funding shall comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of Interpace Funding or its ability to carry out the transactions contemplated in this Indenture and each other Related Document; provided, however, such noncompliance shall not result in a Lien (other than a Permitted Lien) on any Assets of Interpace Funding.

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Section 8.8.    Inspection of Property, Books and Records. Interpace Funding shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP applied on a consistent basis; and shall permit the Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.
Section 8.9.    Compliance with Related Documents. (a) Interpace Funding shall perform and comply with each and every obligation, covenant and agreement required to be performed or observed by it in or pursuant to this Indenture and each other Related Document to which it is a party and shall not take any action which would permit ABCR or any other Lessee to have the right to refuse to perform any of its respective obligations under any Related Document.

        (b)    Unless such consent is not required pursuant to the terms of the Related Documents and subject to clause (c) below, Interpace Funding shall not, without the prior written consent of the Requisite Investors, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination or surrender of, the terms of any of the Related Documents.

        (c)    Notwithstanding anything in Section 8.9(b) to the contrary, (i) Interpace Funding shall not amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination or surrender of, the terms of any of the Related Documents which would (x) have the effect of reducing in any manner the amount of, or delay the timing of, payments that are required to be made under the Related Documents for the benefit of the Noteholders, or otherwise alter the collection or calculation of the funds available to make such payments or (y) alter the aforesaid percentage of the Notes that is required to consent to any such amendment, modification, waiver, supplement, termination or surrender, without the consent of each affected Noteholder and (ii) Interpace Funding may, without the consent of any Noteholder, amend or consent to the amendment of any Related Document other than the Indenture (with the consent of any applicable Enhancement Provider and the Trustee and subject to the amendment provisions of such Related Document) if such amendment does not adversely affect in any material respect the interest of any Noteholders, as evidenced by an Opinion of Counsel provided to the Trustee to such effect (which Opinion of Counsel may, to the extent based on any factual matter, rely upon an Officer’s Certificate as to the truth of such factual matter), and provided that the Rating Agency Consent Condition is met.

        (d)    The Trustee shall provide its consent to any amendment, modification, waiver, supplement or termination of any Related Document that Interpace Funding is permitted to affect in accordance with the terms of this Section 8.9; provided that if such amendment, modification, waiver, supplement or termination adversely affects the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, consent.

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Section 8.10.    Notice of Defaults. (a) Promptly upon becoming aware of any Potential Amortization Event, Amortization Event, Potential Operating Lease Event of Default or Operating Lease Event of Default, Interpace Funding shall give the Trustee, each Enhancement Provider and the Rating Agencies notice thereof, together with a certificate of the President, Treasurer and Secretary or principal financial officer of Interpace Funding setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Interpace Funding.
(b)    Promptly upon becoming aware of any material default under any Related Document, Interpace Funding shall give the Trustee, each Enhancement Provider and the Rating Agencies notice thereof.
Section 8.11.    Notice of Material Proceedings. Promptly upon becoming aware thereof, Interpace Funding shall give the Trustee and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting Interpace Funding which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of Interpace Funding or the ability of Interpace Funding to perform its obligations under this Indenture or under any other Related Document to which it is a party.
Section 8.12.    Further Requests. Interpace Funding shall promptly furnish to the Trustee, each Enhancement Provider and the Rating Agencies such other information as, and in such form as, the Trustee or such Enhancement Provider or the Rating Agencies may reasonably request in connection with the transactions contemplated hereby.
Section 8.13.    Further Assurances. (a) Interpace Funding shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as the Trustee or the Required Noteholders reasonably determines to be necessary to carry into effect the purposes of this Indenture or the other Related Documents or to better assure and confirm unto the Trustee or the Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. Interpace Funding hereby authorizes the Trustee to file any such financing statement or continuation statement in order to perfect or maintain the lien created by this Base Indenture in the Collateral but acknowledges that the Trustee has no obligation to file any such financing statement or continuation statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly. Without limiting the generality of the foregoing provisions of this Section 8.13(a), Interpace Funding shall take all actions that are required to maintain the security interest of the Trustee on behalf of the Secured Parties in the Collateral as a perfected security interest subject to no prior Liens, including, without limitation (i) filing all Uniform Commercial Code financing statements, continuation statements and amendments thereto necessary to achieve the foregoing, (ii) causing

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the Lien of the Trustee to be noted on all Certificates of Title (other than on Certificates of Title with respect to certain Vehicles to the extent provided in any Supplement) or the submission of any such Certificate of Title to the appropriate state authorities for such notation of the Trustee’s lien on such Certificate of Title within the Lien Notation Period and (iii) causing the Administrator, as agent for the Trustee, to maintain possession of the Certificates of Title for the benefit of the Trustee pursuant to Section 10 of the Operating Lease. Interpace Funding further agrees that, other than in accordance with Section 3.3 and Section 8.9, it shall not, without prior written notice to the Enhancement Providers, exercise any right, remedy, power or privilege available to it with respect to any obligor under the Collateral, take any action to compel or secure performance or observance by any obligor of its obligations to Interpace Funding, or give any consent, request, notice, direction, approval, extension or waiver with respect to any obligor.
(b)    Interpace Funding shall warrant and defend the Trustee’s right, title and interest in and to the Collateral and the income, distributions and Proceeds thereof, for the benefit of the Trustee on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.
(c)    If so requested by the Trustee or by Noteholders holding 10% or in excess of 10% of the Aggregate Invested Amount of any Series of Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by Interpace Funding or any Affiliate of Interpace Funding), Interpace Funding shall provide, no more frequently than annually, an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Collateral in which a security interest may be perfected by the filing of UCC financing statements.
Section 8.14.    Liens. Interpace Funding shall not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Collateral), other than (i) Liens in favor of the Trustee for the benefit of the Secured Parties, and (ii) Permitted Liens.
Section 8.15.    Other Indebtedness. Interpace Funding shall not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder and (ii) Indebtedness permitted under any other Related Document.
Section 8.16.    Mergers and Divisions. Interpace Funding shall not (i) merge or consolidate with or into any other Person, or (ii) adopt, file or effect a Division.
Section 8.17.    Sales of Assets. Interpace Funding shall not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the Related Documents and provided that the proceeds received by Interpace Funding are paid directly to the Collection Account or deposited by Interpace Funding into the Collection Account within two (2) Business Days after receipt thereof by Interpace Funding.
Section 8.18.    Acquisition of Assets. Interpace Funding shall not acquire, by long-term or operating lease or otherwise, any Assets except in accordance with the terms of the Related Documents.

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Section 8.19.    Dividends, Officers’ Compensation, etc. Interpace Funding shall not (i) declare or pay any distributions on any of its limited liability company interests or make any purchase, redemption or other acquisition of, any of its limited liability company interests; provided, however, that so long as no Amortization Event with respect to any Series of Notes Outstanding, Potential Amortization Event with respect to any Series of Notes Outstanding, Operating Lease Vehicle Deficiency, Aggregate Asset Amount Deficiency, Enhancement Deficiency, Event of Default, Liquidation Event of Default, Limited Liquidation Event of Default, Potential Enhancement Agreement Event of Default, Enhancement Agreement Event of Default, Potential Operating Lease Event of Default or Operating Lease Event of Default has occurred and is continuing or would result therefrom, Interpace Funding, subject to Section 18-607 of the Delaware Limited Liability Company Act, may declare and pay distributions on its limited liability company interests out of earnings or capital surplus computed in accordance with GAAP applied on a consistent basis, or (ii) pay any wages or salaries or other compensation to officers, directors, employees or others except out of earnings or capital surplus computed in accordance with GAAP applied on a consistent basis.
Section 8.20.    Name; Principal Office. Interpace Funding shall neither (a) change its location (within the meaning of Section 9-307 of the applicable UCC) without sixty (60) days’ prior written notice to the Trustee nor (b) change its name without prior written notice to the Trustee sufficient to allow the Trustee to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Trustee on behalf of the Secured Parties in the Collateral pursuant to this Indenture. In the event that Interpace Funding desires to so change its location or change its name, Interpace Funding shall make any required filings and prior to actually changing its location or its name Interpace Funding shall deliver to the Trustee (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee on behalf of the Secured Parties in the Collateral in respect of the new location or new name of Interpace Funding and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.
Section 8.21.    Organizational Documents. Interpace Funding shall not amend any of its organizational documents, including its certificate of formation or limited liability company agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Consent Condition shall be met.
Section 8.22.    Investments. Interpace Funding shall not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than with respect to Permitted Investments and, in addition, without limiting the generality of the foregoing, Interpace Funding shall not cause the Trustee to make any Permitted Investments on Interpace Funding’s behalf that would have the effect of causing Interpace Funding to be an “investment company” within the meaning of the Investment Company Act.
Section 8.23.    No Other Agreements. Interpace Funding shall not enter into or be a party to any agreement or instrument other than any Related Document or any documents related to any Enhancement or documents and agreements incidental thereto or entered into as contemplated in Section 8.25.

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Section 8.24.    Other Business. Interpace Funding shall not engage in any business or enterprise or enter into any transaction other than the incurrence and payment of ordinary course operating expenses, the issuing and selling of the Notes and other activities related to or incidental to either of the foregoing (including transactions contemplated in Sections 8.23 and 8.25).
Section 8.25.    Maintenance of Separate Existence. Interpace Funding shall do all things necessary to continue to be readily distinguishable from each Lessee, each Permitted Sublessee and the Affiliates of the foregoing and maintain its limited liability company existence separate and apart from that of each Lessee, each Permitted Sublessee and Affiliates of the foregoing including, without limitation:
(i)    maintaining separate deposit and securities accounts, as applicable, with commercial banking institutions and ensure that its funds will not be diverted to any Person who is not Interpace Funding or for other than the use of Interpace Funding, nor will such funds be commingled with the funds of any Lessee, any Permitted Sublessee and any of the Affiliates of the foregoing, other than as provided in the Related Documents;
(ii)    ensuring that all transactions between itself and any Lessee, any Permitted Sublessee and any Affiliate of the foregoing, whether currently existing or hereafter entered into, shall be only on an arm’s length basis, it being understood and agreed that the transactions contemplated in the Related Documents meet the requirements of this clause (ii);
(iii)    to the extent that it requires an office to conduct its business, conducting its business from an office at a separate address from that of each Lessee, each Permitted Sublessee and the Affiliates of the foregoing; provided that (x) segregated offices in the same building shall constitute separate addresses for purposes of this clause (iii) and (y) to the extent that Interpace Funding and any Lessee, Permitted Sublessee and any of the Affiliates of the foregoing have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;
(iv)    maintaining separate financial records from each Lessee, each Permitted Sublessee and the Affiliates of the foregoing in accordance with GAAP;
(v)    conducting its affairs in its own name and in accordance with its charter documents and observing all necessary, appropriate and customary limited liability company or corporate formalities (as applicable), including, but not limited to, holding all regular and special meetings appropriate to authorize all its actions, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

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(vi)    not assuming or guaranteeing any of the liabilities of any Lessee, any Permitted Sublessee and any Affiliate of the foregoing;
(vii)    taking, or refraining from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to it and (y) comply in all material respects with those procedures described in such provisions which are applicable to it;
(viii)    maintaining at least one Independent Manager on its board of managers; and
(ix)    not having any employees.
Section 8.26.    Rule 144A Information Requirement. For so long as any of the Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, Interpace Funding covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Noteholder in connection with any sale thereof and any prospective purchaser of Notes from such Noteholder in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
Section 8.27.    Use of Proceeds of Notes. Interpace Funding shall use the proceeds of Notes solely to purchase the Vehicles to be leased under the Operating Lease. From time to time Interpace Funding shall make or cause to be made all appropriate repairs, renewals, and replacements with respect to the Vehicles leased under the Operating Lease.
Section 8.28.    Vehicles. Interpace Funding shall use commercially reasonable efforts to (and cause ABCR to, to the extent applicable) maintain good, legal and marketable title to the Vehicles purchased with proceeds of the Notes and equity capital (and, in the case of ABCR, leased to ABCR under the Operating Lease), free and clear of all Liens except for Permitted Liens.
Section 8.29.    Notice of Liens and Vicarious Liability Claims. On each Determination Date, Interpace Funding shall forward to, the Trustee, the Paying Agent and the Rating Agencies, (A) an Officer’s Certificate of Interpace Funding certifying as to whether, to the knowledge of Interpace Funding, (x) any material Lien exists on any of the Collateral or (y) any material vicarious liability claims shall have been made against Interpace Funding as a result of its ownership of the Vehicles leased under the Operating Lease and (B) a written statement of an Authorized Officer summarizing each such material Lien or material claim and the action that Interpace Funding proposes to take with respect thereto.
Section 8.30.    Certificates of Title. Interpace Funding shall take, or shall cause to be taken, such action as shall be necessary to submit all of the Certificates of Title for Vehicles leased under the Operating Lease (other than certain Vehicles to the extent set forth in a Supplement) to the appropriate state authority for notation of the Trustee’s lien thereon. The original Certificates of Title shall be held by (i) the Administrator, (ii) SGS Automotive Services, Inc., as agent to the Administrator, or (iii) any other titling service, acting as agent for the

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Administrator, so long as notice is provided to the Noteholders and the Rating Agency Consent Condition is satisfied with respect to the possession of the Certificates of Title by such titling service. The Administrator, or its agent, shall hold such titles as agent for Interpace Funding, in trust for the benefit of the Trustee.
Section 8.31.    Sale of Vehicles Returned to Interpace Funding. In the event that any Vehicle leased under the Operating Lease is returned to Interpace Funding in accordance with Section 2.5(b) of the Operating Lease, Interpace Funding shall use commercially reasonable efforts to arrange for the sale of such Vehicle and to maximize the sale price thereof.
ARTICLE 9.

AMORTIZATION EVENTS AND REMEDIES
Section 9.1.    Amortization Events. If any one of the following events shall occur prior to the commencement of the Rapid Amortization Period with respect to any Series of Notes (each, an “Amortization Event”):
(a)    Interpace Funding defaults in the payment of any interest on any Note of such Series when the same becomes due and payable and such default continues for a period of five (5) Business Days;
(b)    Interpace Funding defaults in the payment of any principal or premium on any Note of such Series when the same becomes due and payable and such default continues for a period of one (1) Business Day;
(c)    Interpace Funding fails to comply with any of its other agreements or covenants in, or provisions of, the Notes of a Series or this Indenture and the failure to so comply materially and adversely affects the interests of the Noteholders of any Series and continues to materially and adversely affect the interests of the Noteholders of such Series for a period of thirty (30) days after the earlier of (i) the date on which Interpace Funding obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Interpace Funding by the Trustee or to Interpace Funding and the Trustee by the Required Noteholders of such Series;
(d)    the occurrence of an Event of Bankruptcy with respect to Interpace Funding, ABCR or any other Lessee;
(e)    any Aggregate Asset Amount Deficiency exists and continues for a period of 10 calendar days;
(f)    Interpace Funding shall have become an “investment company” or shall have become under the “control” of an “investment company” under the Investment Company Act;
(g)    any representation made by Interpace Funding in this Base Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Noteholders of any Series of Notes and such false representation is not cured for

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a period of thirty (30) days after the earlier of (i) the date on which Interpace Funding obtains knowledge thereof or (ii) the date that written notice thereof is given to Interpace Funding by the Trustee or to Interpace Funding and the Trustee by the Required Noteholders of such Series;
(h)    any of the Related Documents or any portion thereof shall not be in full force and effect, enforceable in accordance with its terms or Interpace Funding, any Lessee or the Administrator shall so assert in writing;
(i)    the Trustee ceases to have for any reason a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens) in which perfection can be achieved under the UCC or other applicable Requirements of Law in the United States to the extent required by the Related Documents, or Interpace Funding, any Lessee or the Administrator so asserts in writing;
(j)    the occurrence of any Administrator Default; and
(k)    any other event shall occur which may be specified in any Supplement as an “Amortization Event”;
then (i) in the case of any event described in clause (a), (b), (c), (g), (i) or (k) above (with respect to clause (k) above, only to the extent such Amortization Event is subject to waiver as set forth in the applicable Supplement), either the Trustee, by written notice to Interpace Funding, or the Required Noteholders of the applicable Series of Notes, by written notice to Interpace Funding and the Trustee, may declare that an Amortization Event has occurred with respect to such Series as of the date of the notice, or (ii) in the case of any event described in clause (d), (e), (f), (h) or (j) above, an Amortization Event with respect to all Series of Notes then outstanding shall immediately occur without any notice or other action on the part of the Trustee or any Noteholders or (iii) in the case of any event described in clause (k) above (only to the extent such Amortization Event is not subject to waiver as set forth in the applicable Supplement), an Amortization Event with respect to the related Series of Notes shall immediately occur without any notice or other action on the part of the Trustee or any Noteholders; provided, however, that the Trustee shall have no liability in connection with any action or inaction taken, or not taken by it upon the occurrence of an Amortization Event unless a Trust Officer has actual knowledge of such Amortization Event; and provided, further, the provisions of this sentence shall not insulate the Trustee from liability arising out of its gross negligence or willful misconduct.
Section 9.2.    Rights of the Trustee upon Amortization Event or Certain Other Events of Default.
(a)    General. If and whenever an Amortization Event shall have occurred and be continuing, the Trustee may and, at the written direction of the Requisite Investors shall, exercise from time to time any rights and remedies available to it under applicable law or any Related Document; provided, however, that if such Amortization Event is based solely on an event described in clause (a), (b), (c), (g) or (k) of Section 9.1, then the Trustee’s rights and remedies pursuant to the provisions of this Section 9.2 shall, to the extent not detrimental to the rights of the holders of the applicable Series of Notes, be limited to rights and remedies pertaining only to those Series of Notes with respect to which such Amortization Event has occurred.

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Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any right shall be held by the Trustee as additional collateral for the repayment of Interpace Funding Obligations and shall be applied as provided in Article 5 hereof. If so specified in the applicable Supplement, the Trustee may agree not to exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to a Series of Notes only after giving prior written notice thereof to the Enhancement Provider, if any, with respect to such Series and obtaining the direction of the Required Noteholders of such Series.
(b)    Vehicles. Upon the occurrence of a Liquidation Event of Default of which a Trust Officer has knowledge, the Trustee shall promptly instruct Interpace Funding to liquidate or direct Interpace Funding to liquidate or to otherwise sell or cause to be sold to third parties all Vehicles. Upon the occurrence of a Limited Liquidation Event of Default with respect to any Series of Notes of which the Trust Officer has knowledge, the Trustee shall promptly sell or instruct Interpace Funding to sell Vehicles or cause Vehicles to be sold to third parties in an amount sufficient to pay all interest and principal on such Series of Notes; provided, however, that the Trustee and Interpace Funding shall select the Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Notes or any Enhancement Provider.
(c)    Failure of Interpace Funding or any Lessee to Take Action. If (i) Interpace Funding or any Lessee shall have failed, within fifteen (15) Business Days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish directions of the Trustee given pursuant to clause (b) above, (ii) Interpace Funding or such Lessee refuses to take such action, or (iii) the Trustee reasonably determines that such action must be taken immediately, the Trustee may (and at the written direction of the Required Noteholders of the affected Series of Notes (with respect to any Limited Liquidation Event of Default) or the Requisite Investors (with respect to any Amortization Event or any Liquidation Event of Default) shall), take such previously directed action (and any related action as permitted under this Indenture thereafter determined by the Trustee to be appropriate without the need under this provision or any other provision under this Indenture to direct Interpace Funding or such Lessee to take such action) on behalf of Interpace Funding and the Secured Parties. The Trustee may institute legal proceedings for the appointment of a receiver or receivers (to which the Trustee shall be entitled as a matter of right) to take possession of the Vehicles pending the sale thereof pursuant either to the powers of sale granted by this Indenture or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this indenture.
(d)    Sale of Collateral. Upon any sale of any of the Collateral directly by the Trustee, whether made under the power of sale given under this Section 9.2 or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Indenture:
(i)    the Trustee, any Noteholder and/or any Enhancement Provider may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability;

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(ii)    the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;
(iii)    all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Interpace Funding of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against Interpace Funding, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Interpace Funding, its successors or assigns;
(iv)    the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and
(v)    to the extent that it may lawfully do so, Interpace Funding agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Vehicles shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Indenture.
(e)    Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee on behalf of the Secured Parties shall (subject to the foregoing provisions in respect of the Vehicles) have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.
(f)    Series. Upon the occurrence of an Amortization Event relating to one or more, but not all, Outstanding Series of Notes, the Trustee shall exercise all remedies hereunder to the extent necessary to pay all interest on and principal of the related Series of Notes up to the Invested Amount of each Series.
(g)    Certain Other Series. Certain Series of Notes may provide for allocations of Collections to such Series of Notes only in respect of specified items of Collateral upon the occurrence of certain Amortization Events. Upon the occurrence of such an Amortization Event relating to such a Series of Notes, the Trustee shall, to the extent specified in the applicable Supplement, limit any recourse hereunder to the related specified items of Collateral to satisfy the payment of all interest and principal on such Series of Notes up to the Invested Amount of such Series.
Section 9.3.    Other Remedies. Subject to the terms and conditions of this Indenture, if an Amortization Event occurs and is continuing, the Trustee may pursue any

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remedy available under applicable law or in equity to collect the payment of principal or interest on the Notes (or each affected Series of Notes, in the case of an Amortization Event that affects less than all Outstanding Series of Notes) or to enforce the performance of any provision of the Notes, this Indenture or any Supplement. If an Amortization Event has occurred in accordance with Section 9.1, the Trustee shall instruct Interpace Funding to cease issuing Notes and the right of Interpace Funding to issue Notes shall automatically terminate. In addition, the Trustee may, or shall at the direction of the Requisite Investors (or the Required Noteholders, in the case of an Amortization Event that affects only one Series of Notes), direct Interpace Funding to exercise any rights or remedies available under any Related Document or under applicable law or in equity. Each of Interpace Funding and the Trustee acknowledge that the Trustee has direct rights to pursue remedies under the Sublease.
The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding, and any such proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.
Section 9.4.    Waiver of Past Events. Subject to Section 12.2 hereof, the Noteholders of any Series owning an aggregate principal amount of Notes in excess of sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the Outstanding Notes of such Series, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event related to clause (a), (b), (c), (g) or (j) of Section 9.1 (with respect to clause (j), only to the extent subject to waiver as provided in the applicable Supplement) which relate to such Series and its consequences except a continuing Potential Amortization Event or Amortization Event in the payment of the principal of or interest on any Note. Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to such Series, and any Amortization Event with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Potential Amortization Event or impair any right consequent thereon. A Potential Amortization Event or an Amortization Event related to clause (d), (e), (g), (h), (i) or (j) of Section 9.1 (with respect to clause (j), only to the extent not subject to waiver as set forth in the applicable Supplement) shall not be subject to waiver without the approval of 100% of the Noteholders (or, in the case of clause (j), 100% of the Noteholders of the applicable Series).
Section 9.5.    Control by Requisite Investors. The Requisite Investors may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, subject to Section 10.1, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Noteholders, or that may involve the Trustee in personal liability.
Section 9.6.    Limitation on Suits. Any other provision of this Indenture to the contrary notwithstanding, a Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:
(a)    The Noteholder gives to the Trustee written notice of a continuing Amortization Event;

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(b)    The Noteholders of at least twenty-five percent (25%) in principal amount of all then Outstanding Notes of such Series make a written request to the Trustee to pursue the remedy;
(c)    Such Noteholder or Noteholders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;
(d)    The Trustee does not comply with the request within forty-five (45) days after receipt of the request and the offer and, if requested, the provision of indemnity; and
(e)    During such 45-day period the Required Noteholders do not give the Trustee a direction inconsistent with the request.
A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.
Section 9.7.    Unconditional Rights of Holders to Receive Payment; Withholding Taxes. (a) Notwithstanding any other provision of this Indenture, except for clause (b) below, the right of any Noteholder of a Note to receive payment of principal of and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.
(b)    The Paying Agent agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. The Paying Agent shall promptly furnish each Noteholder which is not a United States Person (as defined in Code Section 7701(a)(30)) (but in no event later than the date 30 days after the due date thereof) a U.S. Treasury Form 1042-S and any other relevant forms as at any relevant time in effect, if applicable, indicating payment in full of any taxes withheld from any payments by the Paying Agent to such Persons together with all such other information and documents reasonably requested by such Noteholder and necessary or appropriate to enable such Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Noteholder is required to file a tax return. In the event that a Noteholder which is not a United States Person has furnished to the Paying Agent a properly completed and currently effective U.S. Treasury Form W-8BEN or W-8BEN-E with respect to a reduction or complete exemption of United States withholding taxes under an income tax treaty (including a taxpayer identification number) (or such successor Form or Forms as may be required by the United States Treasury Department), as applicable, and has not notified the Paying Agent of the withdrawal or inaccuracy of such Form prior to the date of each interest payment, only the amount, if any, required by applicable law shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. In the event that a Noteholder which is not a United States Person has furnished to the Paying Agent (x) a properly completed and currently effective U.S. Treasury Form W-8ECI or (y) a properly completed and currently effective U.S. Treasury Form W-8BEN or W-8BEN-E with respect to the portfolio interest

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exemption (or, in each case, such successor certificate or Form or Forms as may be required by the United States Treasury Department as necessary in order to avoid withholding of United States federal income tax), during the calendar year in which the payment is made, or in any of the three preceding calendar years, and has not notified the Paying Agent of the withdrawal or inaccuracy of such certificate or Form prior to the date of each interest payment, no amount shall be withheld from payments under the Notes held by such Noteholder in respect of United States federal income tax. Notwithstanding the foregoing, if any Noteholder has notified the Paying Agent that any of the foregoing Forms or certificates is withdrawn or inaccurate, or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Notes held by such Noteholder, or if such withholding is otherwise required under applicable law, the Paying Agent agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under applicable law, and will, as more fully provided above, on a timely basis, deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner required under applicable law.
Section 9.8.    Collection Suit by the Trustee. If any Amortization Event specified in clauses (a) or (b) of Section 9.1 occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against Interpace Funding for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
Section 9.9.    The Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to Interpace Funding (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, Notes and other properties which the Noteholders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder

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thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.
Section 9.10.    Priorities. If the Trustee collects any money pursuant to this Article 9, the Trustee shall pay out the money in accordance with the provisions of Article 5 of this Indenture.
Section 9.11.    Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 9.11 does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to Section 9.6, or a suit by Noteholders of more than ten percent (10%) in principal amount of all then outstanding Notes.
Section 9.12.    Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.13.    Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Amortization Event shall impair any such right or remedy or constitute a waiver of any such Amortization Event or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Trustee or to the holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Notes, as the case may be.
Section 9.14.    Reassignment of Surplus. After termination of this Indenture and the payment in full of the Interpace Funding Obligations, any Proceeds of all the Collateral received or held by the Trustee shall be turned over to Interpace Funding and the Collateral shall be reassigned to Interpace Funding by the Trustee without recourse to the Trustee and without any representations, warranties or agreements of any kind.
ARTICLE 10.

THE TRUSTEE
Section 10.1.    Duties of the Trustee. (a) If an Amortization Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that the Trustee shall have no liability in connection with any action or inaction taken, or not

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taken, by it upon the deemed occurrence of an Amortization Event of which a Trust Officer has not received written notice; and provided, further, that the preceding sentence shall not have the effect of insulating the Trustee from liability arising out of the Trustee’s negligence or willful misconduct.
(b)    Except during the occurrence and continuance of an Amortization Event:
(i)    The Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)    In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.
(c)    The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)    This clause does not limit the effect of clause (b) of this Section 10.1.
(ii)    The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.
(iii)    The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 9.3.
(iv)    The Trustee shall not be charged with knowledge of any default by any Lessee in the performance of its obligations under any Related Document, unless a Trust Officer of the Trustee receives written notice of such failure from such Lessee or any Holders of Notes evidencing not less than ten percent (10%) of the aggregate principal amount of the Notes of any Series adversely affected thereby.
(d)    Notwithstanding anything to the contrary contained in this Indenture or any of the Related Documents, no provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability if there is reasonable ground (as determined by the Trustee in its sole discretion) for believing that the repayment of such funds is not reasonably assured to it by the security afforded to it by the terms of this Indenture. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.
(e)    In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a

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Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.
(f)    Subject to Section 10.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Related Documents. The Trustee may allow and credit to Interpace Funding interest agreed upon by Interpace Funding and the Trustee from time to time as may be permitted by law.
Section 10.2.    Rights of the Trustee. Except as otherwise provided by Section 10.1:
(a)    The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.
(b)    The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(c)    The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care. The Trustee shall provide written notice to the Rating Agencies of any such appointment and, if practicable, shall provide prior written notice to the Rating Agencies of any such appointment.
(d)    The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Indenture.
(e)    The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture or any Supplement, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a default by any Lessee or Interpace Funding (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture or any Supplement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
(f)    The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in

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writing so to do by the Required Noteholders of any Series which could be adversely affected if the Trustee does not perform such acts.
(g)    The Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Trustee’s own willful misconduct, negligence or bad faith.
(h)    The Trustee shall not be liable for the acts or omissions of any successor to the Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of such predecessor Trustee.
Section 10.3.    Individual Rights of the Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with Interpace Funding or an Affiliate of Interpace Funding with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Section 10.8.
Section 10.4.    Notice of Amortization Events and Potential Amortization Events. If an Amortization Event or a Potential Amortization Event occurs and is continuing and if a Trust Officer of the Trustee receives written notice thereof, the Trustee shall promptly provide the Noteholders and each Rating Agency with notice of such Amortization Event or the Potential Amortization Event, if such Notes are represented by a Global Note, by telephone and facsimile, and, if such Notes are represented by Definitive Notes, by first class mail.
Section 10.5.    Compensation. (a) Interpace Funding shall promptly pay to the Trustee from time to time compensation for its acceptance of this Indenture and services hereunder as Interpace Funding and the Trustee may agree from time to time. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. Interpace Funding shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include (i) the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel and (ii) the reasonable expenses of the Trustee’s agents in administering the Collateral.
(b)    Interpace Funding shall not be required to reimburse any expense or indemnify the Trustee against any loss, liability, or expense incurred by the Trustee through the Trustee’s own willful misconduct, gross negligence or bad faith.
(c)    When the Trustee incurs expenses or renders services after an Amortization Event occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.
(d)    The provisions of this Section 10.5 shall survive the termination of this Indenture and the resignation and removal of the Trustee.
Section 10.6.    Replacement of the Trustee. (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor

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Trustee’s acceptance of appointment as provided in this Section 10.6 and the satisfaction of the Rating Agency Consent Condition and the Rating Agency Confirmation Condition.
(b)    The Trustee may, after giving sixty (60) days’ prior written notice to Interpace Funding, each Noteholder and each Rating Agency, resign at any time and be discharged from the trust hereby created by so notifying Interpace Funding and ABCR; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Requisite Investors may remove the Trustee by so notifying the Trustee, ABCR, Interpace Funding and each Rating Agency. Interpace Funding may remove the Trustee upon notice to each Rating Agency if:
(i)    the Trustee fails to comply with Section 10.8;
(ii)    the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;
(iii)    a custodian or public officer takes charge of the Trustee or its property; or
(iv)    the Trustee becomes incapable of acting.
If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, Interpace Funding shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Requisite Investors may appoint a successor Trustee to replace the successor Trustee appointed by Interpace Funding.
(c)    If a successor Trustee does not take office within thirty (30) days after the retiring Trustee resigns or is removed, the retiring Trustee, Interpace Funding or any Secured Party may petition any court of competent jurisdiction for the appointment of a successor Trustee.
(d)    If the Trustee after written request by any Noteholder who has been a Noteholder for at least six (6) months fails to comply with Section 10.8, such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
(e)    A successor Trustee shall deliver a written acceptance of its appointment to the retiring or removed Trustee, ABCR and Interpace Funding. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture and any Supplement. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the retiring Trustee hereunder have been paid. Notwithstanding replacement of the Trustee pursuant to this Section 10.6, Interpace Funding’s obligations under Section 10.5 hereof shall continue for the benefit of the retiring Trustee.
Section 10.7.    Successor Trustee by Merger, etc. Subject to Section 10.8, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate

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trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.
Section 10.8.    Eligibility Disqualification. (a) There shall at all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, (ii) be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (iii) if such Trustee is other than The Bank of New York Mellon Trust Company, N.A., as the original Trustee hereunder, or its Affiliate, be acceptable to the Requisite Investors.
(b)    At any time the Trustee shall cease to satisfy the eligibility requirements of clauses (a)(i) or (a)(ii) above, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.6.
Section 10.9.    Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 10.9, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.8 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.6. No co-trustee shall be appointed without the consent of Interpace Funding unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.
(b)    Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    The Notes of each Series shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;
(ii)    All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

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(iii)    No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;
(iv)    The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and
(v)    The Trustee shall remain primarily liable for the actions of any co-trustee.
(c)    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture and any Supplement, specifically including every provision of this Indenture or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to Interpace Funding.
(d)    Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Indenture or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
(e)    In connection with the appointment of a co-trustee, the Trustee may, at any time, at the Trustee’s sole cost and expense, without notice to the Noteholders, delegate its duties under this Base Indenture and any Supplement to any Person who agrees to conduct such duties in accordance with the terms hereof; provided, however, that no such delegation shall relieve the Trustee of its obligations and responsibilities hereunder with respect to any such delegated duties.
Section 10.10.    Representations and Warranties of Trustee. The Trustee represents and warrants to Interpace Funding and the Secured Parties that:
(i)    The Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;
(ii)    The Trustee has full power, authority and right to execute, deliver and perform this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and any Supplement issued concurrently with this Indenture and to authenticate the Notes;
(iii)    This Indenture has been duly executed and delivered by the Trustee; and

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(iv)    The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 10.8 hereof.
Section 10.11.    Interpace Funding Indemnification of the Trustee. Interpace Funding shall indemnify and hold harmless the Trustee and its directors, officers, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the activities of the Trustee pursuant to this Indenture or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that Interpace Funding shall not indemnify the Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, negligence or willful misconduct by the Trustee. The indemnity provided herein shall survive the termination of this Indenture and the resignation and removal of the Trustee.
ARTICLE 11.

DISCHARGE OF INDENTURE
Section 11.1.    Termination of Interpace Funding’s Obligations. (a) This Indenture shall cease to be of further effect (except that Interpace Funding’s obligations under Section 10.5 and Section 10.11 and the Trustee’s and Paying Agent’s obligations under Section 11.3 shall survive) when all Outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation and Interpace Funding has paid all sums payable hereunder.
(b)    In addition, except as may be provided to the contrary in any Supplement, Interpace Funding may terminate all of its obligations under this Indenture if:
(i)    Interpace Funding irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and Interpace Funding under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; provided, however, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;
(ii)    Interpace Funding delivers to the Trustee an Officer’s Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect;

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(iii)    Interpace Funding delivers to the Trustee an Officer’s Certificate stating that no Potential Amortization Event or Amortization Event, in either case, described in Section 9.1(d) shall have occurred and be continuing on the date of such deposit; and
(iv)    the Rating Agency Consent Condition is satisfied.
Then, this Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Trustee, on demand of Interpace Funding, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture.
(c)    After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of Interpace Funding’s obligations under this Indenture except for those surviving obligations specified above.
In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer’s option.
Section 11.2.    Application of Trust Money. The Trustee or a trustee satisfactory to the Trustee and Interpace Funding shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with this Indenture to the payment of principal of and interest on the Notes.

The provisions of this Section 11.2 shall survive the expiration or earlier termination of this Indenture.
Section 11.3.    Repayment to Interpace Funding. The Trustee and the Paying Agent shall promptly pay to Interpace Funding upon written request any excess money or, pursuant to Sections 2.11 and 2.14, return any Notes held by them at any time.

Subject to Section 2.7(c), the Trustee and the Paying Agent shall pay to Interpace Funding upon written request any money held by them for the payment of principal or interest that remains unclaimed for two (2) years after the date upon which such payment shall have become due.
The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Indenture.
ARTICLE 12.

AMENDMENTS
Section 12.1.    Without Consent of the Noteholders. Without the consent of any Noteholder, Interpace Funding, the Trustee, and any applicable Enhancement Provider, at any time and from time to time, may enter into one or more Supplements hereto, in form satisfactory

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to the Trustee, for any of the following purposes, provided that (i) with respect to clause (a) below, the Rating Agency Confirmation Condition is met and (ii) with respect to clauses (b) to (h) below, the Rating Agency Consent Condition is met:
(a)    to create a new Series of Notes;
(b)    to add to the covenants of Interpace Funding for the benefit of any Secured Parties (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon Interpace Funding (provided, however, that Interpace Funding will not pursuant to this subsection 12.1(b) surrender any right or power it has against any Lessee);
(c)    to mortgage, pledge, convey, assign and transfer to the Trustee any property or assets as security for the Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by this Base Indenture or as may, consistent with the provisions of this Base Indenture, be deemed appropriate by Interpace Funding and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee on behalf of the Secured Parties;
(d)    to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Supplement or in any Notes issued hereunder;
(e)    to provide for uncertificated Notes in addition to certificated Notes;
(f)    to add to or change any of the provisions of this Base Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;
(g)    to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of this Base Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or
(h)    to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Base Indenture;
provided, however, that, as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders. Upon the request of Interpace Funding, accompanied by a resolution of the Managers authorizing the execution of any Supplement to effect such amendment, and upon receipt by the Trustee and Interpace Funding of the documents described in Section 2.2 hereof, the Trustee shall join with Interpace Funding in the execution of any Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained,

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but the Trustee shall not be obligated to enter into such Supplement which affects its own rights, duties or immunities under this Base Indenture or otherwise.
Section 12.2.    With Consent of the Noteholders. Except as provided in Section 12.1, the provisions of this Base Indenture and any Supplement (unless otherwise provided in such Supplement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by Interpace Funding, the Trustee, any applicable Enhancement Provider, and the Requisite Investors (or the Required Noteholders of a Series of Notes, in respect of any amendment to this Base Indenture or the Supplement with respect to such Series of Notes which affects only the Noteholders of such Series of Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Opinion of Counsel to such effect, which Opinion of Counsel may, to the extent same is based on any factual matter, rely upon an Officer’s Certificate as to the truth of such factual matter) and provided that the Rating Agency Consent Condition is satisfied. Notwithstanding the foregoing:
(i)    any modification of this Section 12.2, any change in any requirement hereunder that any particular action be taken by Noteholders holding the relevant percentage in principal amount of the Notes or any change in the definition of the terms “Aggregate Asset Amount”, “Aggregate Asset Amount Deficiency”, “Eligible Manufacturer”, “Invested Amount”, “Invested Percentage”, “Required Aggregate Asset Amount”, or the applicable amount of Enhancement or any defined term used for the purpose of any such definitions shall require the consent of each affected Noteholder; and
(ii)    any amendment, waiver or other modification that would (a) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Note (or reduce the principal amount of or rate of interest on any Note) shall require the consent of each affected Noteholder; (b) approve the assignment or transfer by Interpace Funding of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Noteholder; (c) release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each Noteholder; provided, however, that the Liens on Vehicles may be released as provided in Section 3.4; (d) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder shall require the consent of such Noteholder; (e) amend or otherwise modify any Amortization Event; or (f) modify any of the provisions related to the sale, release or disposition of Collateral shall require the consent of each affected Noteholder.
No failure or delay on the part of any Noteholder or the Trustee in exercising any power or right under this Base Indenture or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.
Section 12.3.    Supplements. Each amendment or other modification to the Indenture or the Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Consent Condition. In

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addition to the manner provided in Sections 12.1 and 12.2, each Supplement may be amended as provided for in such Supplement.
Section 12.4.    Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder’s Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to his Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. Interpace Funding may fix a record date for determining which Noteholders must consent to such amendment or waiver.
Section 12.5.    Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. Interpace Funding in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.
Section 12.6.    The Trustee to Sign Amendments, etc. The Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Indenture and that it will be valid and binding upon Interpace Funding in accordance with its terms. Interpace Funding may not sign a Supplement until a majority of its Managers approves it.
ARTICLE 13.

MISCELLANEOUS
Section 13.1.    Notices. (a)    Any notice or communication by Interpace Funding or the Trustee to the other shall be in writing and delivered in person, delivered by email (provided that such email may contain a link to a password-protected website containing such notice for which the recipient has granted access; provided, further, that any email notice to the Trustee other than an email containing a link to a password-protected website shall be in the form of an attachment of a .pdf or similar file) or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party’s address:
If to Interpace Funding:
Interpace Funding LLC:
379 Interpace Parkway
Parsippany, New Jersey 07054

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Attn:    Treasurer
Phone:
Email:

with a copy to the Administrator:
Avis Budget Car Rental, LLC
379 Interpace Parkway
Parsippany, New Jersey 07054
Attn:        Treasurer
Phone:
Email:
If to the Trustee:
The Bank of New York Mellon Trust Company, N.A.
311 South Wacker Drive, Suite 6200B, Mailbox #44
Chicago, Illinois 60606
Attn:
Phone:
Email:

If to an Enhancement Provider, at the address provided in the applicable Enhancement Agreement.
Interpace Funding or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, Interpace Funding may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.
Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex, telecopier or other electronic means (including email) shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.
Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.
If Interpace Funding mails a notice or communication to Noteholders, it shall mail a copy to the Trustee at the same time.
(b)    Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing

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and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 13.2.    Communication by Noteholders With Other Noteholders. Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes.
Section 13.3.    Certificate and Opinion as to Conditions Precedent. Upon any request or application by Interpace Funding to the Trustee to take any action under this Indenture, Interpace Funding shall furnish to the Trustee an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.
Section 13.4.    Statements Required in Certificate. Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(a)    a statement that the Person giving such certificate has read such covenant or condition;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;
(c)    a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.
Section 13.5.    Rules by the Trustee. The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

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Section 13.6.    No Recourse Against Others. A director, Authorized Officer, employee or stockholder of Interpace Funding, as such, shall not have any have any liability for any obligations of Interpace Funding under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.
Section 13.7.    Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is sufficient to prove this Indenture.
Section 13.8.    Benefits of Indenture. Except as set forth in a Supplement, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.
Section 13.9.    Payment on Business Day. In any case where any Distribution Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Distribution Date, redemption date, or maturity date; provided, however, that no interest shall accrue for the period from and after such Distribution Date, redemption date, or maturity date, as the case may be.
Section 13.10.    Governing Law. The laws of the State of New York, shall govern and be used to construe this Indenture and the Notes and the rights and duties of the Trustee, Registrar, Paying Agent and Noteholders.
Section 13.11.    No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of Interpace Funding or an Affiliate of Interpace Funding. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.
Section 13.12.    Successors. All agreements of Interpace Funding in this Indenture and the Notes shall bind its successor; provided, however, Interpace Funding may not assign its obligations or rights under this Indenture or any Related Document. All agreements of the Trustee in this Indenture shall bind its successor.
Section 13.13.    Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 13.14.    Counterpart Originals; Electronic Execution. This Indenture may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Agreement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Indenture and shall have the same legal validity and

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enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed.
Section 13.15.    Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
Section 13.16.    Termination; Collateral. This Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Notes and shall terminate when (a) all Interpace Funding Obligations shall have been fully paid and satisfied, (b) the obligations of each Enhancement Provider under any Enhancement and related documents have terminated, and (c) any Enhancement shall have terminated, at which time the Trustee, at the request of Interpace Funding and upon receipt of an Officer’s Certificate from Interpace Funding to the effect that the conditions in clauses (a), (b) and (c) above have been complied with and upon receipt of a certificate from the Trustee and each Enhancement Provider to the effect that the conditions in clauses (a), (b) and (c) above relating to Interpace Funding Obligations to the Noteholders and each Enhancement Provider have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Collateral and documents then in the custody or possession of the Trustee promptly to Interpace Funding.
Interpace Funding and the Secured Parties hereby agree that, if any Deposited Funds remain on deposit in the Collection Account after the termination of this Indenture, such amounts shall be released by the Trustee and paid to Interpace Funding.
Section 13.17.    No Bankruptcy Petition Against Interpace Funding. Each of the Secured Parties (including any beneficial owner of Notes) and the Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against Interpace Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.17 shall constitute a waiver of any right to indemnification, reimbursement or other payment from Interpace Funding pursuant to this Indenture. In the event that any such Secured Party (including any beneficial owner of Notes) or the Trustee takes action in violation of this Section 13.17, Interpace Funding shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party (including any beneficial owner of Notes) or the Trustee against Interpace Funding or the commencement of such action and raising the defense that such Secured Party (including any beneficial owner of Notes) or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.17 shall survive the termination of this Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Secured Party (including any beneficial owner of

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Notes) or the Trustee in the assertion or defense of its claims in any such proceeding involving Interpace Funding.
Section 13.18.    No Recourse. The obligations of Interpace Funding under this Indenture are solely the obligations of Interpace Funding. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon this Indenture against any Manager, member, stockholder, employee, officer, director or incorporator of Interpace Funding. Fees, expenses or costs payable by Interpace Funding hereunder shall be payable by Interpace Funding to the extent and only to the extent that Interpace Funding is reimbursed therefor pursuant to any of the Related Documents, or funds are then available or thereafter become available for such purpose pursuant to Article 5. Nothing in this Section 13.18 shall be construed to limit the Trustee from exercising its rights hereunder with respect to the Collateral.

131270490

IN WITNESS WHEREOF, the Trustee and Interpace Funding have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

INTERPACE FUNDING LLC,
as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: President

[Signature Page to Base Indenture]

131270490 v10

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President
2

131270490

Schedule I
Definitions List

131270490

SCHEDULE I TO BASE INDENTURE
DEFINITIONS LIST
“ABCR” means Avis Budget Car Rental, LLC, formerly known as Cendant Car Rental Group, LLC, a Delaware limited liability company.
“ABRCF Base Indenture” means the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between Avis Budget Rental Car Funding (AESOP) LLC, as issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as amended, restated, amended and restated from time to time in accordance with its terms.
“ABRCF Disposition Measurements” means, as of any date of determination, the following measurements: (i) the aggregate Net Book Value at the time of the respective sale of all Non-Program Vehicles leased under the AESOP I Operating Lease and the Finance Lease (separately stated) that were disposed of during the related ABRCF Measurement Month and (ii) the aggregate Disposition Proceeds with respect to all Non-Program Vehicles leased under the AESOP I Operating Lease and the Finance Lease (separately stated) that were disposed of during the related ABRCF Measurement Month. Each defined term used in this definition shall have the meaning as set forth in the ABRCF Base Indenture.
“ABRCF Measurement Month” means “Measurement Month” as defined in the ABRCF Base Indenture.
“ABRCF Measurement Month Average” means, as of any date of determination, the Measurement Month Average for the immediately preceding Measurement Month, as each such term is used, calculated and defined in the ABRCF Base Indenture.
“Accrued Amounts” means, with respect to any Series of Notes (or any class of such Series of Notes), on any date of determination, the sum of (i) accrued and unpaid interest on the Notes of such Series of Notes (or the applicable class thereof) as of such date, plus any Swap Payments payable by Interpace Funding with respect to such Series of Notes and (ii) the product of (A) the sum of all other accrued and unpaid Trustee fees and other fees and expenses and indemnity amounts, if any, payable by Interpace Funding under the Indenture and/or the Related Documents on such date, and (B) a fraction, the numerator of which is the Invested Amount of such Series of Notes (or the applicable class thereof) on such date and the denominator of which is the Aggregate Invested Amount of all Series of Notes on such date.
“Accumulation Period” means, with respect to any Series of Notes, the period, if any, specified in the applicable Supplement.
“Administration Agreement” means the Administration Agreement, dated as of the Initial Closing Date, by and among the Administrator, Interpace Funding and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Administrator” means ABCR, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.
“Administrator Default” means any of the events described in Section 12(c) of the Administration Agreement.
“AESOP Leases” means, collectively, (i) the Second Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of June 3, 2004, between AESOP Leasing L.P., as the lessor thereunder, and ABCR, as the lessee thereunder and as Administrator, as amended, modified or supplemented from time to time in accordance with its terms, (ii) the Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of June 3, 2004, between AESOP Leasing Corp. II, as the lessor thereunder, and ABCR, as the lessee thereunder and as Administrator, as amended, modified or supplemented from time to time in accordance with its terms and (iii) the Amended and Restated Master Motor Vehicle Finance Lease Agreement, dated as of June 3, 2004, among AESOP Leasing L.P., as the lessor thereunder, ARAC and BRAC, each as a lessee thereunder, and ABCR, as a lessee, Administrator and Finance Lease Guarantor thereunder, as amended, modified or supplemented from time to time in accordance with its terms.
“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.
“Agent” means any Registrar or Paying Agent.
“Aggregate Asset Amount” means, as of any date of determination, an amount equal to (a) the Operating Lease Vehicle Borrowing Base on such date plus (b) cash and Permitted Investments on deposit in the Collection Account on such date.
“Aggregate Asset Amount Deficiency” means, with respect to any date of determination, the amount, if any, by which the Required Aggregate Asset Amount on such date exceeds the Aggregate Asset Amount on such date.
“Aggregate Invested Amount” means the sum of the Invested Amounts with respect to all Series of Notes then outstanding.
“Alternative Funding Note” is defined in Section 2.5(c) of the Base Indenture.
“Amortization Event” is defined, with respect to each Series of Notes, in Section 9.1 of the Base Indenture.
“Amortization Period” means, with respect to any Series of Notes, the period following the Revolving Period (as defined in any related Supplement) which shall be the Accumulation Period, the Controlled Amortization Period, or the Rapid Amortization Period, each as defined in the related Supplement.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Annual Noteholders’ Tax Statement” is defined in Section 6.3(b) of the Base Indenture.
“Approved Lockbox Account” means a lockbox account that is: (i) maintained with a Qualified Institution, (ii) established and maintained pursuant to an agreement that is approved in writing by the Trustee and each Enhancement Provider and (iii) pledged to the Trustee and over which no other Person has rights of withdrawal.
“ARAC” means Avis Rent A Car System, Inc., a Delaware corporation, and its permitted successors.
“Assets” means any interest of any kind in any assets or property of any kind (including, without limitation, any security interest in Vehicles), tangible or intangible, real, personal or mixed, now owned or hereafter acquired by Interpace Funding or such other Person as the context may require.
“Authorized Officer” means (a) as to Interpace Funding, any President, any Vice President, any Treasurer, Secretary or any Assistant Secretary and (b) as to ABCR or any Lessee, those officers, employees and agents of ABCR or such Lessee whose signatures and incumbency shall have been certified in such certificates as may be delivered by ABCR or such Lessee to Interpace Funding, as the case may be, from time to time as duly authorized to execute and deliver the Operating Lease and any instruments, certificates, notices and other documents in connection herewith on behalf of ABCR or such Lessee and to take, from time to time, all other actions on behalf of ABCR or such Lessee in connection therewith.
“Back-up Administration Agreement” means the Back-up Administration Agreement, dated as of the Initial Closing Date by and among the Issuer, ABCR, as Administrator, Lord Securities Corporation, as Back-up Administrator, and the Trustee, as amended, amended and restated, modified, or supplemented from time to time in accordance with its terms.
“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.
“Base Indenture” means the Base Indenture, dated as of the Initial Closing Date, between Interpace Funding and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms, exclusive of Supplements creating a new Series of Notes.
“Benefit Plan Investor” means an employee benefit plan (as defined in Section 3(3) of ERISA), (2) a plan to which the prohibited transaction provisions of Section 4975 of the Code apply, or (3) any entity whose underlying assets include “plan assets” by reason of such an employee benefit plan’s and/or plan’s investment in such entity pursuant to the U.S. Department of Labor regulation codified at 29 C.F.R. 2510.3-101 et seq., as modified by Section 3(42) of ERISA.
“Book-Entry Notes” means beneficial interests in the Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.16 of the Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“BRAC” means Budget Rent A Car System, Inc., a Delaware corporation, and its permitted successors.
“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York, or Chicago, Illinois.
“Capitalized Cost” means, with respect to each Vehicle, the lesser of (x) the price paid for such Vehicle by Interpace Funding to the seller of such Vehicle, excluding taxes and any registration or titling fees and (y) the Market Value of such Vehicle as of the day such Vehicle is acquired by Interpace Funding.
“Carrying Charges” means, as of any day, an amount equal to, without duplication, (i) the aggregate of all Trustee fees and other costs, fees and expenses and indemnity amounts, if any, payable by the Interpace Funding under the Indenture or the Related Documents which have accrued since the then most recent Distribution Date, plus (ii) the Monthly Administration Fee payable by the Interpace Funding under the Administration Agreement on the next succeeding Distribution Date plus (iii) without duplication, all other operating expenses of Interpace Funding (including, without limitation, all costs, fees, expenses and other amounts payable by Interpace Funding to any Enhancement Provider) which have accrued since the then most recent Distribution Date.
“Carryover Controlled Amortization Amount” means, with respect to each Series of Notes, the amount specified as such in the related Supplement.
“Cash Collateral Account” is defined, with respect to any Series, in the related Supplement.
“Casualty” means, with respect to any Vehicle, that (i) such vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use or (ii) such Vehicle is lost or stolen.
“Cede” means Cede & Co., a nominee of DTC.
“Certificate of Title” means, with respect to each Vehicle, the certificate of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.
“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear or Clearstream. The initial Clearing Agencies shall be DTC, Euroclear and Clearstream.
“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
“Clearstream” means Clearstream Banking, société anonyme.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Closing Date” means the Initial Closing Date or any other Series Closing Date.
“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.
“Collateral” is defined in Section 3.1 of the Base Indenture.
“Collection Account” is defined in Section 5.1 of the Base Indenture.
“Collections” means (i) all payments on the Collateral, (ii) all payments by or on behalf of any other Person as proceeds from the sale of Vehicles or payments of insurance proceeds and warranty payments which Interpace Funding is required to deposit into the Collection Account, whether such payments are in the form of cash, checks, wire transfers or other forms of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise and (iii) all amounts earned on Permitted Investments of funds in the Collection Account. To the extent so specified in a Supplement, Collections also shall include all proceeds from the sale of the Notes issued under such Supplement.
“Company Order” and “Company Request” means a written order or request signed in the name of Interpace Funding by any one of its Authorized Officers and delivered to the Trustee.
“Consolidated Subsidiary” means, at any time, any Subsidiary or other entity the accounts of which would be consolidated with those of ABCR, ARAC or BRAC in its consolidated financial statements as of such time.
“Contingent Obligation”, as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.
“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.
“Controlled Amortization Period” means, with respect to any Series of Notes, the period specified in the applicable Supplement.
“Controlled Distribution Amount” means, with respect to any Series or Class of Notes, the amount (or amounts) specified in any applicable Supplement.
“Controlled Group” means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is, along with such Person, a member of a controlled group of corporations or a controlled group of trades or businesses as described in Sections 414(b) and (c), respectively, of the Code.
“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Base Indenture is located at 311 South Wacker Drive, Suite 6200B, Mailbox #44, Chicago, Illinois 60606, Attention: Emily Sobkowiak, or at any other time at such other address as the Trustee may designate from time to time by notice to the Noteholders and Interpace Funding.
“Daily Report” is defined in Section 4.1(a) of the Base Indenture.
“Definitions List” means this Definitions List, as amended or modified from time to time.
“Definitive Notes” is defined in Section 2.16(e) of the Base Indenture.
“Deposited Funds” means all funds on deposit in the Collection Account.
“Depreciation Charge” means, with respect to any Vehicle, the greater of (x) the scheduled daily depreciation charge for such Vehicle set forth by Interpace Funding in the Depreciation Schedule for such Vehicle and (y) an amount determined in accordance with GAAP. If such charge is expressed as a percentage, the daily Depreciation Charge for such Vehicle shall be such percentage multiplied by the Capitalized Cost for such Vehicle calculated on a daily basis. For Vehicles not held for a full month in the month of acquisition, the Depreciation Charges shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the date depreciation related to such Vehicle begins to the first day of the next month and the denominator of which is the number of days in such month. In the event a Vehicle is sold, the Depreciation Charge shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds from the sale of such Vehicle were deposited in the Collection Account and the denominator of which is the number of days in such month.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Depreciation Schedule” means the schedule of estimated daily depreciation prepared by Interpace Funding based on a depreciation rate of not less than the Minimum Depreciation Percentage for the related calendar month with respect to each type of Vehicle that is an Eligible Vehicle, as revised from time to time by Interpace Funding; provided, however, that the effectiveness of any such revision that lowers the depreciation rate below the Minimum Depreciation Percentage shall be subject to satisfaction of the Rating Agency Consent Condition.
“Determination Date” means the date five days prior to such Distribution Date.
“Disposition Agent Agreement” means the Disposition Agent Agreement, dated as of the Initial Closing Date, by and among Interpace Funding, ABCR, as Administrator, defi Solutions, Inc., as Disposition Agent and Lord Securities Corporation, as Back-up Administrator, and the Trustee, as amended, amended and restated, modified, or supplemented from time to time in accordance with its terms.
“Disposition Proceeds” means the net proceeds from the sale or disposition of a Vehicle to any Person, whether at an auction or otherwise.
“Distribution Account” means, with respect to any Series of Notes, an account established as such pursuant to the related Supplement.
“Distribution Date” means, unless otherwise specified in any Supplement for the related Series of Notes, the twentieth day of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day.
“Division” means, with respect to any Person that is a limited liability company organized under the laws of the State of Delaware, the division of such Person into two or more domestic limited liability companies (whether or not the original Person survives such division) pursuant to and in accordance with § 18-217 of Title 6 of Delaware Code, or with respect to any other Person, any comparable action or event under comparable laws of its jurisdiction.
“Dollar” and the symbol “$” mean the lawful currency of the United States.
“DTC” means The Depository Trust Company.
“Early Termination Payments” is defined in Section 13.4 of the Operating Lease.
“Electric Vehicle” means any Vehicle that constitutes an “electric vehicle” as identified by Interpace Funding or the Administrator on its behalf pursuant to one or more schedules provided to the Lessee and the Trustee on or prior to the Initial Closing Date.
“Eligible Manufacturer” means GM, Stellantis, Tesla, Mercedes-Benz, Volvo, Ford, Toyota, Subaru, Mitsubishi, Kia, Hyundai and any other Manufacturer that (i) has been approved by the Rating Agencies or has been reviewed by the Rating Agencies and the Rating Agencies have indicated that the inclusion of such Manufacturer as an Eligible Manufacturer will not adversely affect the current rating of any Series of Notes and (ii) has been approved by each Enhancement Provider.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Eligible Vehicle” means an automobile (including any electric automobile or plug-in hybrid electric automobile) that (i) is manufactured by an Eligible Manufacturer at the time of leasing under the Operating Lease, (ii) is either an Electric Vehicle or a Plug-In Hybrid Electric Vehicle, (iii) is owned by, and after April 30, 2026 titled in the name of, Interpace Funding, free and clear of all Liens other than Permitted Liens, and (iv) after April 30, 2026 with respect to which the Trustee is noted as the first lienholder on the Certificate of Title (other than with respect to Certificates of Title for certain Vehicles to the extent set forth in a Supplement) therefor, or the Certificate of Title has been submitted to the appropriate state authorities for such notation (other than with respect to Certificates of Title for certain Vehicles to the extent set forth in a Supplement).
“Enhancement” means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement.
“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.
“Enhancement Agreement Event of Default” means with respect to any Series of Notes any event of default under any Enhancement Agreement specified in the related Supplement.
“Enhancement Amount” is defined, with respect to any Series of Notes, in the related Supplement.
“Enhancement Deficiency” is defined, with respect to any Series of Notes, in the related Supplement.
“Enhancement Percentage” means, with respect to any Series of Notes or class of Notes, the percentage, if any, specified in the applicable Supplement.
“Enhancement Provider” means the Person providing any Enhancement as designated in the applicable Supplement, other than (x) any Noteholders the Notes of which are subordinated to any Series of Notes and (y) solely for the purposes of determining from which parties consent is required for any action to be taken with respect to the Related Documents, any provider of a letter of credit unless the related Supplement expressly provides that such provider is an Enhancement Provider for the purpose of the Base Indenture.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.
“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

(a)    a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or
(b)    such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or
(c)    the board of directors or other similar governing body of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.
“Event of Default” means any occurrence of an event of default pursuant to the relevant agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Date” is defined in Section 2.9(c)(iii) of the Base Indenture.
“Expected Final Distribution Date” means, with respect to any applicable Series of Notes, the date stated in the related Supplement as the date on which such Series of Notes is expected to be paid in full.
“Fleet Market Value” means, with respect to all Vehicles as of any date of determination, the sum of the respective Market Values of each such Vehicle subject to the Operating Lease as of such date. For purposes of computing the Fleet Market Value, the “Market Value” of a Vehicle means the market value of such Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the Operating Lease. If such Vehicle is not listed in the most recently published NADA Guide, then the “Market Value” of a Vehicle means the Capitalized Cost of such Vehicle less depreciation charges accrued in respect of such Vehicle in accordance with the applicable Depreciation Schedule since the date of such Vehicle’s purchase.
“Ford” means Ford Motor Company, a Delaware corporation, and its successors.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“GAAP” means the generally accepted accounting principles in the United States promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.
“Global Note” means a Restricted Global Note, a Temporary Global Note or a Permanent Global Note, as the case may be.
“GM” means General Motors Corporation, a Delaware corporation, and its successors.
“Governmental Authority” means any Federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.
“Hyundai” means Hyundai Motor America, a California corporation and its assigns.
“Indebtedness”, as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.
“Indemnified Persons” is defined in Section 16.1 of the Operating Lease.
“Indenture” means the Base Indenture, together with all Supplements, as the same may be amended, modified or supplemented from time to time.
“Independent Manager” is defined in Schedule A of the Interpace Funding Limited Liability Company Agreement.
“Ineligible Vehicle” means a Vehicle that is not an Eligible Vehicle.
“Initial Closing Date” means December 30, 2025.
“Initial Invested Amount” means, with respect to any Series of Notes, the aggregate initial principal amount specified in the applicable Supplement.
“Interest Collections” means, on any date of determination, the sum of (i) all amounts received by Interpace Funding as Monthly Base Rent or Supplemental Rent pursuant to the Lease other than Depreciation Charges and payments in respect of Casualties and (ii) all amounts earned on Permitted Investments in the Collection Account which are available for distribution on such date.

AMERICAS 131265571
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“Interest Period” means, with respect to any Series of Notes, the period specified in the related Supplement.
“Interpace Funding Agreements” means the Interpace Funding Limited Liability Company Agreement, the Indenture, the Administration Agreement, the Back-up Administration Agreement, the Disposition Agent Agreement, the Operating Lease, any Swap Agreement, and Enhancement Agreement and any other agreements to which Interpace Funding is a party from time to time.
“Interpace Funding Limited Liability Company Agreement” means the Limited Liability Company Agreement of Interpace Funding, dated as of September 30, 2025, as amended, modified or supplemented from time to time in accordance with its terms.
“Interpace Funding Measurement Month” with respect to any date, means collectively, each of the three periods most closely preceding such date, each of which periods shall consist of one calendar month or the smallest number of consecutive calendar months, in which (a) at least 250 Vehicles were sold at auction or otherwise (other than Casualties) or (b) at least one-twelfth of the aggregate Net Book Value of the Vehicles leased under the Operating Lease as of the last day of each such period were sold at auction or otherwise (other than Casualties); provided, that no calendar month included in the Interpace Funding Measurement Month shall be included in any other Interpace Funding Measurement Month.
“Interpace Funding Measurement Month Average” means, with respect to any Interpace Funding Measurement Month, the percentage equivalent of a fraction, the amount of which is the aggregate amount of Disposition Proceeds of all Vehicles sold at auction or otherwise during such Interpace Funding Measurement Month and the denominator of which is the aggregate Net Book Value of such Vehicles on the dates of their respective sales.
“Interpace Funding Obligations” means all principal and interest, at any time and from time to time, owing by Interpace Funding on the Notes, and all costs, fees and expenses payable by, or obligations of, Interpace Funding under the Indenture and/or the Related Documents.
“Interpace Ventures” means Interpace Ventures, LLC, a Delaware limited liability company.
“Invested Amount” means, with respect to each Series of Notes, the amount specified in the applicable Supplement.
“Invested Percentage” means, with respect to any Series of Notes, the percentage specified in the applicable Supplement.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Issuer” means Interpace Funding, as issuer of the Notes, unless a successor replaces it and, thereafter, means the successor.
“Isuzu” means American Isuzu Motors Inc., a California corporation, and its successors.

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“Jaguar” means Jaguar Land Rover Limited, a United Kingdom corporation, and its successors.
“Kia” means Kia Motors America, Inc., a California corporation, and its successors.
“Land Rover” means Jaguar Land Rover Limited, a United Kingdom corporation, and its successors.
“Lease Guide” means the Black Book Official Finance/Lease Guide.
“Lease Payment Deficit” with respect to a Series shall be defined in the Supplement for such Series.
“Lessee” means ABCR in its capacity as the lessee under the Operating Lease.
“Lessee Agreements” is defined in Section 2(b)(i) of the Operating Lease.
“Lessor” means Interpace Funding, in its capacity as the lessor under the Operating Lease.
“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.
“Lien Notation Period” is defined in Section 7.14(a) of the Base Indenture.
“Limited Liquidation Event of Default” means, with respect to any Series of Notes, any event specified as such in the related Supplement.
“Liquidation Event of Default” means, so long as such event or condition continues, any of the following: (a) any event or condition with respect to Interpace Funding, ABCR or any other Lessee of the type described in Section 9.1(d) of the Base Indenture, (b) a payment default by Interpace Funding under the Base Indenture as specified in Sections 9.1(a) and (b) of the Base Indenture, (c) an event specified in Section 9.1(i) of the Base Indenture, (d) a payment default by Interpace Funding or any Lessee under any Enhancement Agreement, as specified therein, (e) a payment default by the Lessee under Section 18.1.1 of the Operating Lease, or (f) an Event of Bankruptcy with respect to any Permitted Sublessee (other than a Third-Party Permitted Sublessee).
“Majority-Owned Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Manager” is defined in Schedule A of the Interpace Funding Limited Liability Company Agreement.
“Manufacturer” means a manufacturer, or authorized distributor of such manufacturer, of passenger automobiles (including electric automobiles and plug-in hybrid electric automobiles).
“Market Value” means, with respect to any Vehicle as of any date of determination, the market value of such Vehicle as specified in the Related Month’s published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; provided, that if the NADA Guide is being published but such Vehicle is not included therein, the Market Value shall mean the Capitalized Cost of such Vehicle less depreciation charges equal to the Minimum Depreciation Percentage for the Related Month of the Capitalized Cost of such Vehicle since the date of such Vehicle’s purchase; provided, further, that if the NADA Guide was not published in the Related Month, the Market Value of such Vehicle shall be based on an independent third-party data source approved by each Rating Agency that is rating any Series of Notes at the request of Interpace Funding or ABCR based on the average equipment and average mileage of each Vehicle of such model class and model year or based upon such other methodology approved by each such Rating Agency.
“Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Net Book Value of all Vehicles leased under the Operating Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.
“Material Adverse Effect” means, with respect to any occurrence, event or condition:
(i)    a materially adverse effect on the financial condition, prospects, business, assets or operations of ABCR and its Consolidated Subsidiaries; or
(ii)    a materially adverse effect on the ability of Interpace Funding, ABCR or any other Lessee to perform its obligations under any of the Related Documents; or
(iii)    an adverse effect on (a) the enforceability of any Related Document or (b) the priority or perfection of the Trustee’s Lien on the Collateral.
“Maximum Invested Amount” means, with respect to each Series of Notes, the amount, if any, specified in the applicable Supplement.
“Maximum Manufacturer Amount” means, as of any Determination Date or Distribution Date, with respect to a particular Manufacturer or group of Manufacturers, the lowest Maximum Manufacturer Amount specified in any Supplement under which Notes are Outstanding as of such date.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Maximum Non-Eligible Manufacturer Amount” means, as of any Determination Date or Distribution Date, the lowest Maximum Non-Eligible Manufacturer Amount specified in any Supplement under which Notes are Outstanding as of such date.
“Maximum Non-Perfected Amount” means, as of any Determination Date or Distribution Date, the lowest Maximum Non-Perfected Amount specified in any Supplement under which Notes are Outstanding as of such date.
“Maximum Total Vehicle Amount” means, as of any Determination Date or Distribution Date, the lowest Maximum Total Vehicle Amount specified in any Supplement under which Notes are Outstanding as of such date.
“Mazda” means, collectively, Mazda Motor Corporation, a Japanese corporation, and Mazda Motor of America, Inc., a California corporation, and their respective successors.
“Measurement Month Average” means, as of any date of determination (i) prior to the 18-month anniversary of the Initial Closing Date, the ABRCF Measurement Average and (ii) on or after the 18-month anniversary of the Initial Closing Date, the lesser of (x) the ABRCF Measurement Month Average and (y) the Interpace Funding Measurement Month Average.

“Mercedes-Benz” means Mercedes-Benz North America Corporation, a Delaware corporation, and its successors.
“Minimum Depreciation Percentage” means, for any calendar month, a percentage equal to (x) if the Market Value Average is equal to or greater than 115.00% as of the Determination Date occurring in such calendar month, 2.00% or (y) if the Market Value Average is less than 115.00% as of the Determination Date occurring in such calendar month, 2.75%.
“Mitsubishi” means Mitsubishi Motors North America, Inc., a California corporation, and its successors.
“Monthly Administration Fee” means, with respect to each Distribution Date and in respect of Vehicles subject to the Operating Lease, one-twelfth of the product of 0.40% and the Net Book Value of such Vehicles as of the first day of the applicable Related Month. Notwithstanding the foregoing, if an Amortization Event with respect to any Series of Notes shall have occurred and be continuing, the Monthly Administration Fee for each Distribution Date will equal the greater of (A) the product of (x) $20.00 and (y) the number of Vehicles subject to the Operating Lease as of the first day of the applicable Related Month, and (B) the amount described in the first sentence of this definition.
“Monthly Base Rent” means, with respect to the Operating Lease on a Distribution Date, without duplication, the sum of (a) any interest and fees payable on the Notes that is due and payable on the relevant Distribution Date; plus (b) the accrued Depreciation Charges for the Related Month for all Vehicles (x) subject to the Operating Lease as of the end of the Related Month or (y) that, without double counting, while subject to such Operating Lease either became Ineligible Vehicles, suffered a Casualty or were sold by or on behalf of the Lessor to any Person, in each case, during the Related Month; plus (c) the Monthly Administration Fee payable by the Lessor under the Administration Agreement with respect to such Distribution Date; plus (d) the
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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Carrying Charges; plus (e) an amount equal to 0.15% of the sum of (A) the Net Book Value of the Vehicles subject to the Operating Lease as of the first day of the Related Month and (B) the Capitalized Cost of each new Vehicle leased thereunder since the first day of the Related Month.
“Monthly Certificate” is defined in Section 4.1(b) of the Base Indenture.
“Monthly Noteholders’ Statement” means a statement containing the information set forth in Exhibit E to the Base Indenture.
“Moody’s” means Moody’s Ratings.
“NADA Guide” means the National Automobile Dealers Association, Official Used Car Guide, Eastern Edition.
“Net Book Value” means, with respect to each Vehicle, (i) such Vehicle’s Capitalized Cost, minus (ii) the aggregate Depreciation Charges accrued with respect to such Vehicle through the last day of the Related Month.
“Nissan” means Nissan North America, Inc., a California corporation, and its successors.
“Nissan Hawaii” means Nissan Motor Corporation in Hawaii, Ltd., a Hawaii corporation, and its successors.
“Non-Eligible Manufacturer Amount” means, as of any date of determination, the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day that were manufactured by Manufacturers other than Eligible Manufacturers.
“Non-Perfected Amount” means, as of any date of determination, the aggregate Net Book Value of Vehicles with respect to which the Lien under the Indenture is not perfected through a notation of such Lien on the Certificate of Title relating to such Vehicle.
“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Note Rate” means, with respect to any Series of Notes, the annual rate at which interest accrues on the Notes of such Series of Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Supplement.
“Note Register” means the register maintained pursuant to Section 2.6(a) of the Base Indenture, providing for the registration of the Notes and transfers and exchanges thereof.
“Noteholder” and “Holder” means the Person in whose name a Note is registered in the Note Register.
“Notes” is defined in the recitals to the Base Indenture.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Officer’s Certificate” means a certificate signed by an Authorized Officer of Interpace Funding, ABCR or any Lessee, as the case may be.
“Operating Lease” means the Master Motor Vehicle Operating Lease Agreement, dated as of the Initial Closing Date, between Interpace Funding, as the lessor thereunder, ABCR, as the lessee thereunder and as Administrator, and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.
“Operating Lease Commencement Date” is defined in Section 3.2 of the Operating Lease.
“Operating Lease Event of Default” is defined in Section 18.1 of the Operating Lease.
“Operating Lease Expiration Date” is defined in Section 3.2 of the Operating Lease.
“Operating Lease Vehicle Borrowing Base” means, on any date of determination, without duplication, an amount equal to (i) the Capitalized Cost of newly acquired Vehicles being leased under the Operating Lease on such date and the Net Book Value of all Vehicles (other than newly acquired Vehicles) leased under the Operating Lease that are Eligible Vehicles on such date, plus (ii) all amounts receivable, as of such date, by Interpace Funding from any person or entity in connection with the auction, sale or other disposition of Vehicles leased under the Operating Lease that were at the time of disposition Eligible Vehicles, plus (iii) all accrued and unpaid amounts pursuant to clause (a) of the definition of Monthly Base Rent and all accrued and unpaid Supplemental Rent, in each case, with respect to Vehicles leased under the Operating Lease (other than amounts specified in clause (ii) above), minus (iv) the Operating Lease Vehicle Ineligible Asset Amount, if any.
“Operating Lease Vehicle Deficiency” means, on any date of determination, the amount by which the aggregate Required Operating Lease Vehicle Amounts with respect to all Series of Notes exceeds the Operating Lease Vehicle Borrowing Base on such date.
“Operating Lease Vehicle Ineligible Asset Amount” means, as of any date of determination, an amount equal to, without duplication, (a) the aggregate of all amounts specified in clause (ii) of the definition of “Operating Lease Vehicle Borrowing Base” which are unpaid more than thirty (30) days past the applicable disposition date, plus (b) the aggregate of all amounts specified in clause (iii) of the definition of “Operating Lease Vehicle Borrowing Base” which are past due as of such date.
“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to Interpace Funding, ABCR or any Lessee, as the case may be, unless the Requisite Investors shall notify the Trustee of objection thereto.
“Optional Repurchase Amount” means, with respect to any Series of Notes, the amount specified in the applicable Supplement.
“Outstanding” is defined, with respect to any Series, in the related Supplement.
“Paying Agent” is defined in Section 2.6(a) of the Base Indenture.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Pension Plan” means any “employee pension benefit plan”, as such term is defined in ERISA, which is subject to Title IV of ERISA (other than a “multiemployer plan”, as defined in Section 4001 of ERISA) and to which any company in the Controlled Group has liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
“Permanent Global Note” is defined in Section 2.5(b) of the Base Indenture.
“Permitted Encumbrances” means: (a) a Lien securing a tax, assessment or other governmental charge or levy (excluding any Lien arising under any of the provisions of ERISA) or the claim of a materialman, mechanic, carrier, warehouseman or landlord for labor, materials, supplies or rentals incurred in the ordinary course of business, and foreclosure, distraint, sale or other similar proceedings shall not have been commenced; (b) a Lien on the properties and assets of a Subsidiary of ABCR securing Indebtedness owing to ABCR, as applicable; (c) a Lien consisting of a deposit or pledge made, in the ordinary course of business, in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance or similar legislation; (d) a Lien constituting an encumbrance in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which does not materially detract from the value of such property or impair the use thereof in the business of ABCR or any of its Subsidiaries; (e) a Lien constituting a lease or sublease granted by ABCR or any Permitted Sublessee to others in the ordinary course of business; (f) a Lien existing on (i) property of any Person at the time such Person becomes a Consolidated Subsidiary of ABCR or (ii) any asset prior to the acquisition thereof by ABCR or any of its Consolidated Subsidiaries, but only, in the case of either clause (i) or (ii), if such Lien was not created in contemplation thereof and so long as the obligation secured by such Lien is not in default and such Lien is and will remain confined to the property subject to it at the time such Person becomes a Consolidated Subsidiary of ABCR or such property is acquired and to fixed improvements thereafter erected on such property; (g) a Lien securing Purchase Money Indebtedness but only if, in the case of each such Lien: (i) such Lien shall at all times be confined solely to the asset purchase price of which was financed through the incurrence of the Purchase Money Indebtedness (defined below) secured by such Lien and to fixed improvements then or thereafter erected on such asset; (ii) such Lien attached to such asset within ninety (90) days of the acquisition of such property; and (iii) the aggregate principal amount of Purchase Money Indebtedness secured by such Lien at no time exceeds an amount equal to the lesser of (A) the cost (including the principal amount of such Indebtedness, whether or not assumed) to ABCR or any of its Consolidated Subsidiaries of the asset subject to such Lien and (B) the fair value of such asset at the time of such acquisition; (h) a Lien constituting a renewal, extension or replacement of a Lien constituting a Permitted Encumbrance by virtue of clause (f) or (g) of this definition, but only, in the case of each such renewal, extension or replacement Lien, to the extent that the principal amount of indebtedness secured by such Lien does not exceed the principal amount of such indebtedness so secured at the time of the extension, renewal or replacement, and that such renewal, extension or replacement Lien is limited to all or a part of the property that was subject to the Lien extended, renewed or replaced and to fixed improvements then or thereafter erected on such property; (i) Liens on property of non-U.S. Subsidiaries including those in Puerto Rico and the U.S. Virgin Islands; and (j) a Lien arising pursuant to an order of attachment, distraint or similar legal process arising in connection with legal proceedings, but only if and so long as the execution or
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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other enforcement thereof is not unstayed for more than twenty (20) days. For this purpose “Purchase Money Indebtedness” means Indebtedness of ABCR or any of its Consolidated Subsidiaries that, within ninety (90) days of such purchase, is incurred to finance part or all of (but not more than) the purchase price of a tangible asset in which neither ABCR nor any of its respective Subsidiaries had at any time prior to such purchase any interest other than a security interest or an interest as lessee under an operating lease and renewals, extensions or refundings, thereof, but not any increases in the principal amounts thereof or interest rates thereon, except for increases in interest rates upon the occasion of any such renewal, extension or refunding that are commercially reasonable at such time.
“Permitted Investments” means negotiable instruments or securities maturing on or before the Distribution Date next occurring after the investment therein, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody’s of “P-1”, in the case of certificates of deposit or short-term deposits, or a rating from Moody’s not lower than “Aa2”, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Moody’s of “P-1”; (iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above; (v) investments in money market funds rated “Aaa-mf” by Moody’s or otherwise approved in writing by Moody’s; (vi) Eurodollar time deposits having a credit rating from Moody’s of “P-1”; (vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “P-1” by Moody’s or which otherwise is approved as to collateralization by the Rating Agencies; and (viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes.
“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carrier’s Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in
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accordance with GAAP, (iii) Liens in favor of the Lessors or the Trustee pursuant to the Operating Lease and Liens in favor of a Lessee under a Sublease; (iv) the Liens in favor of the Trustee pursuant to the Indenture; (v) Liens in favor of an Enhancement Provider, provided, however, that such Liens are subordinate to the Liens in favor of the Trustee and have been consented to by the Trustee; and (vi) during the Lien Notation Period, the notation of The Bank of New York Mellon Trust Company, N.A., as Trustee under the ABRCF Base Indenture, with respect to the Vehicles.
“Permitted Sublessee” means (i) each of ARAC and BRAC, in each case, so long as it is a Majority-Owned Subsidiary of ABCR, to the extent it becomes a sublessee under a Sublease in accordance with the terms and provisions of the Operating Lease, (ii) any other Majority-Owned Subsidiary of ABCR that becomes a sublessee under a Sublease in accordance with the terms and provisions of the Operating Lease, (iii) so long as ARAC is a Majority-Owned Subsidiary of ABCR, any U.S. licensee of ARAC that becomes a sublessee under a Sublease in accordance with the terms and provisions of the Operating Lease, or (iv) so long as BRAC is a Majority-Owned Subsidiary of ABCR, any U.S. licensee of BRAC that becomes a sublessee under a Sublease in accordance with the terms and provisions of the Operating Lease.
“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.
“Placement Agency Agreement” means any agreement pursuant to which a Placement Agent agrees with Interpace Funding to place Notes with, or purchase Notes for resale to, investors.
“Placement Agent” means any Person in its capacity as a placement agent or an initial purchaser under a Placement Agency Agreement.
“Plug-In Hybrid Electric Vehicle” any Vehicle that constitutes a “plug-in hybrid electric vehicle” as identified by Interpace Funding or the Administrator on its behalf pursuant to one or more schedules provided to the Lessee and the Trustee on or prior to the Initial Closing Date.
“Pool Factor” means, unless any Series of Notes is issued in more than one class as stated in any related Supplement, a number carried out to eight significant decimals representing the ratio of the applicable Invested Amount as of the end of the Related Month to the applicable Initial Invested Amount.
“Potential Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.
“Potential Enhancement Agreement Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Enhancement Agreement Event of Default under any Enhancement Agreement.
“Potential Operating Lease Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Operating Lease Event of Default.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Power of Attorney” means a power of attorney in the form of Attachment B to the Operating Lease.
“Principal Collections” means any Collections other than Interest Collections.
“Principal Terms” is defined in Section 2.3 of the Base Indenture.
“Proceeds” has the meaning set forth in Section 9-102(a)(64) of the UCC.
“Qualified Institution” means a depositary institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the U.S. Federal Deposit Insurance Corporation and has (i) from Moody’s a long-term indebtedness rating not lower than “A2” and a short-term indebtedness rating of “P-1”, or (ii) such other rating which satisfies the Rating Agency Consent Condition.
“Rating Agency” means, with respect to each outstanding Series of Notes, any rating agency or agencies then issuing a rating for such Series of Notes at the request of Interpace Funding or ABCR.
“Rating Agency Confirmation Condition” means, with respect to any action, that (i) each Rating Agency shall have notified Interpace Funding (which shall provide such notice to ABCR, any other Lessee and any Enhancement Provider) and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Series of Notes with respect to which it is a Rating Agency and (ii) each Rating Agency shall have notified Interpace Funding and the Trustee (which shall provide such notice to any applicable Enhancement Provider entitled to such notification pursuant to the relevant Supplement) in writing that such action will not result in a reduction or withdrawal of the rating (without regard to the presence of the Enhancement provided by each such Enhancement Provider and in effect immediately before the taking of such action) of any outstanding Series of Notes issued pursuant to such related Supplement and, with respect to the issuance of a Series of Notes, the “Rating Agency Confirmation Condition” also means, in addition to the above, that each Rating Agency that is referred to in the related Supplement as being required to deliver its rating with respect to such Series of Notes shall have notified Interpace Funding and the Trustee (which shall provide such notice to ABCR, any other Lessee and any Enhancement Provider) in writing that such rating has been issued by such Rating Agency.
“Rating Agency Consent Condition” means, with respect to any action, that (i) each Rating Agency shall have notified Interpace Funding (which shall provide such notice to ABCR, any other Lessee and any Enhancement Provider) and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating (in effect immediately before the taking of such action) of any outstanding Series of Notes with respect to which it is a Rating Agency and, with respect to the issuance of a Series of Notes, the “Rating Agency Consent Condition” also means that each Rating Agency that is referred to in the related Supplement as being required to deliver its rating with respect to such Series of Notes shall have notified Interpace Funding and
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the Trustee (which shall provide such notice to ABCR, any other Lessee and any Enhancement Provider) in writing that such rating has been issued by such Rating Agency, (ii) any Enhancement Provider entitled to consent pursuant to the related Supplement shall have consented in writing to such action and (iii) with respect to any Series of Notes outstanding, the Required Specified Noteholders shall have consented in writing to such action.
“Record Date” means, with respect to any Distribution Date, the last day of the Related Month.
“Registrar” is defined in Section 2.6(a) of the Base Indenture.
“Regulation S” is defined in Section 2.5(b) of the Base Indenture.
“Related Documents” means, collectively, the Indenture, the Notes, any Enhancement Agreement, the Administration Agreement, any Placement Agency Agreement, any agreements relating to the issuance or the purchase of any of the Notes, the Operating Lease, the Supplemental Documents relating to the Operating Lease, the Subleases, each Lockbox Agreement, the Disposition Agent Agreement and the Back-up Administration Agreement.
“Related Month” means, (i) with respect to any Determination Date or Distribution Date, the most recently ended calendar month, (ii) with respect to any other date, the calendar month in which such date occurs and (iii) with respect to an Interest Period, the month in which such Interest Period commences.
“Repurchase Amount” means, with respect to any Series of Notes, the amount specified in the applicable Supplement.
“Required Aggregate Asset Amount” means, on any date of determination, the Aggregate Invested Amount on such date.
“Required Enhancement Amount” is defined, with respect to any Series, in the related Supplement.
“Required Noteholders” means Noteholders holding in excess of 50% of the aggregate Invested Amount of a Series of Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by Interpace Funding or any Affiliate of Interpace Funding).
“Required Operating Lease Vehicle Amount” means, with respect to each Series of Notes, the amount specified in the applicable Supplement.
“Required Specified Noteholders” is defined, with respect to any Series, in the related Supplement to the extent applicable.
“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its
AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).
“Requisite Investors” means Noteholders holding in excess of 50% of the aggregate Invested Amount of all outstanding Series of Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by Interpace Funding or any Affiliate of Interpace Funding).
“Restricted Global Note” is defined in Section 2.5(a) of the Base Indenture.
“Revolving Period” means, with respect to any Series of Notes, the period specified in the applicable Supplement.
“Rule 144A” is defined in Section 2.5(a) of the Base Indenture.
“Secured Parties” is defined in Section 3.1 of the Base Indenture.
“Securities Act” means the Securities Act of 1933, as amended.
“Series Closing Date” means, with respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the related Supplement.
“Series of Notes” or “Series” means each Series of Notes issued and authenticated pursuant to the Base Indenture and a related Supplement.
“Series Termination Date” means, with respect to any Series of Notes, the date stated in the related Supplement as the termination date.
“Similar Law” means any non-U.S., federal, state, or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.
“Special Default Payments” is defined in Section 13.3 of the Operating Lease.
“Specified Bankruptcy Opinion Provisions” means the provisions contained in the legal opinion(s) delivered in connection with the issuance of each Series of Notes relating to the non-substantive consolidation of any Lessee, any Permitted Sublessee or any Affiliates of the foregoing with Interpace Funding.
“Standby Investment” means Goldman Sachs Financial Square Government Institutional #465 (CUSIP 38141W273) Ticker FGTXXX9X9USDGLDS1, so long as such investment remains a Permitted Investment, or such other eligible investment as may be directed in writing from time to time by Interpace Funding to the Trustee.
“Stellantis” means DaimlerChrysler Motors Company LLC, a Delaware limited liability company, and its successors.
“Subaru” means Subaru of America Inc., a New Jersey corporation, and its successors.
“Sublease” is defined in Section 7 of the Operating Lease.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)

“Sublease Collateral” is defined in Section 2(c) of the Operating Lease.
“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Section 2.3 or Article 12 of the Base Indenture.
“Supplemental Documents” is defined in Section 2.1 of the Operating Lease.
“Supplemental Rent” means, with respect to the Operating Lease, any and all amounts due thereunder other than Monthly Base Rent.
“Suzuki” means American Suzuki Motor Corporation, a California corporation, and its successors.
“Swap Agreement” means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by Interpace Funding in connection with the issuance of a Series of Notes, as specified in the related Supplement, providing limited protection against interest rate risks.
“Swap Counterparty” means, with respect to a Swap Agreement, Interpace Funding’s counterparty under such Swap Agreement.
“Swap Payments” means amounts payable to or receivable by Interpace Funding pursuant to any Swap Agreement.
“Temporary Global Note” is defined in Section 2.5(b) of the Base Indenture.
“Term” is defined in Section 3.2 of the Operating Lease.
“Termination Value” means, with respect to any Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such Vehicle, minus (ii) all Depreciation Charges for such Vehicle accrued prior to such date.
“Tesla” means Tesla, Inc., a Texas corporation, and its successors.
“Third-Party Permitted Sublessee” means any Person that is a Permitted Sublessee pursuant to clause (iii) or (iv) of the definition thereof.
“Total Vehicle Amount” means, as of any date of determination, the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Toyota” means Toyota Motor Sales, U.S.A., Inc., a California corporation, and its successors.
“Transfer Agent” is defined in Section 2.9(c)(iv) of the Base Indenture.
“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.
“Trust Officer” means, with respect to the Trustee, any Senior Vice President, Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Base Indenture.
“Trustee” means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor serving thereunder.
“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.
“United States” or “U.S.” means the United States of America, its fifty states, the District of Columbia, its territories and its possessions.
“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.
“Vehicle” means a passenger automobile (including any electric automobile and plug-in hybrid electric automobile) leased by a Lessee pursuant to the Operating Lease and when used in the Operating Lease means a vehicle leased pursuant to the Operating Lease.
“Vehicle Acquisition Schedule” means a schedule in the form of Attachment B to the Operating Lease.
“Vehicle Amount” means, as of any date of determination, the aggregate Net Book Value of all Vehicles leased under the Operating Lease on such day.
“Vehicle Disposition Proceeds” means all disposition proceeds from the sale of Vehicles by Interpace Funding or a Lessee to third parties.
“Vehicle Operating Lease Commencement Date” is defined in Section 3.1 of the Operating Lease.
“Vehicle Operating Lease Expiration Date” is defined in Section 3.1 of the Operating Lease.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
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“Vehicle Perfection and Documentation Requirements” means, with respect to a Vehicle, submission of an application for the issuance of a certificate of title for such Vehicle with the department of registry of motor vehicles of the applicable state in which such Vehicle is to be registered, which application shall reflect Interpace Funding, as the registered owner and the Trustee as the first lienholder (except that with respect to certain Vehicles to the extent set forth in a Supplement, the Trustee will not be noted as the first lienholder on the Certificates of Title relating to such Vehicles).
“Vehicle Purchase Price” is defined in Section 2.4 of the Operating Lease.
“Vehicle Return Default” is defined in Section 18.6 of the Operating Lease.
“Vehicle Term” is defined in Section 3.1 of the Operating Lease.
“Vehicle Turn-In Condition” is defined in Section 13.1 of the Operating Lease.
“VIN” means vehicle identification number.
“Volvo” means Volvo Car USA, LLC, a Delaware corporation, and its successors.

AMERICAS 131265571
Interpace Funding ABS - Schedule I to the Base Indenture (Definitions
List)